AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION APRIL 30, 1997.

                                                               File Nos. 2-28183
                                                                    and 811-1600

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.   28                                          [X]

                                                            and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.  32                                                          [X]

                               KEYSTONE OMEGA FUND
               (Exact name of Registrant as specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (617) 210-3200

               Dorothy E. Bourassa, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034

                     (Name and Address of Agent for Service)

   It is proposed that this filing will become effective

[X]    immediately upon filing pursuant to paragraph (b)

[ ]    on (date) pursuant to paragraph (b)

[ ]    60 days after filing pursuant to paragraph (a)(1)

[ ]    on (date) pursuant to paragraph (a)(1)

[ ]    75 days after filing pursuant to paragraph (a)(2)

[ ]    on (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed February 27, 1997.

                               KEYSTONE OMEGA FUND

                                   CONTENTS OF
                         POST-EFFECTIVE AMENDMENT NO. 28

                                       to

                             REGISTRATION STATEMENT

              This Post-Effective Amendment No. 28 to Registration
                   Statement No. 2-28183/811-1600 consists of
            the following pages, items of information, and documents:

                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A

                                   Prospectus

                                     PART B

                       Statement of Additional Information

                                     PART C

               PART C - OTHER INFORMATION - ITEMS 24(a) and 24(b)
                              Financial Statements

                          Independent Auditors' Report

                               Listing of Exhibits

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                         Number of Holders of Securities

                                 Indemnification

                         Business and Other Connections

                              Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                     Exhibits (including Powers of Attorney)

                               KEYSTONE OMEGA FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in
Part A of
Form N-1A                  Prospectus Caption
---------                  ------------------
    1                      Cover Page

    2                      Expense Information

    3                      Financial Highlights
                           Performance Data

    4                      Cover Page
                           The Fund

                           Investment Objective and Policies
                           Investment Restrictions
                           Risk Factors

    5                      Fund Management and Expenses
                           Additional Information

    5A                     Not applicable

    6                      The Fund
                           Dividends and Taxes
                           Fund Shares
                           Shareholder Services
                           Pricing Shares

    7                      How to Buy Shares
                           Alternative Sales Options
                           Contingent Deferred Sales Charge and
                            Waiver of Sales Charges
                           Shareholder Services

    8                      How to Redeem Shares

    9                      Not applicable

   10                      Cover Page

   11                      Table of Contents

   12                      Not applicable

   13                      The Fund

                           Investment Objective and Policies
                           Investment Restrictions
                           Brokerage
                           Appendix

                               KEYSTONE OMEGA FUND

Cross-Reference Sheet continued.

Items in
Part B of
Form N-1A       Statement of Additional Information Caption
---------       -------------------------------------------
   14                      Trustees and Officers

   15                      Additional Information

   16                      Investment Adviser
                           Sub-administrator
                           Principal Underwriter
                           Distribution Plans and Agreements
                           Service Providers
                           Expenses
                           Additional Information

   17                      Brokerage

   18                      Declaration of Trust

   19                      Sales Charges
                           Valuation of Securities
                           Distribution Plans and Agreements
                           Additional Information

   20                      Distributions and Taxes

   21                      Principal Underwriter
                           Expenses

   22                      Standardized Total Return and Yield Quotations

   23                      Financial Statements

                               KEYSTONE OMEGA FUND

                                     PART A

                                   PROSPECTUSES

KEYSTONE OMEGA FUND
PROSPECTUS APRIL 30, 1997

CLASS A
CLASS B
CLASS C

  Keystone Omega Fund (the "Fund") is a mutual fund that seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  This prospectus provides information regarding the Class A, B and C shares offered by the Fund. Information on share classes and their fees and sales charge structures may be found in the "Expense Information," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Fund Shares" sections of this prospectus.

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated April 30, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

KEYSTONE OMEGA FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS

                                                    Page
Expense Information                                    2
Financial Highlights                                   3
The Fund                                               6
Investment Objective and Policies                      6
Investment Restrictions                                7
Risk Factors                                           8
Pricing Shares                                         9
Dividends and Taxes                                    9
Fund Management and Expenses                          10
Distribution Plans and Agreements                     12
How to Buy Shares                                     16
Alternative Sales Options                             16
Contingent Deferred Sales Charge and Waiver of
  Sales Charges                                       20
How to Redeem Shares                                  20
Shareholder Services                                  22
Performance Data                                      24
Fund Shares                                           25
Additional Information                                25
Additional Investment Information                    (i)
Exhibit A                                            A-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              EXPENSE INFORMATION
                              KEYSTONE OMEGA FUND

     The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in Class A, B and C shares* of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                             CLASS A SHARES        CLASS B SHARES           CLASS C SHARES
                                                               FRONT-END              BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD OPTION           LOAD OPTION(1)               OPTION(2)
Maximum Sales Charge Imposed on Purchases.................         4.75%(3)               None                     None
  (as a percentage of offering price)
Deferred Sales Charge.....................................         0.00%(4)    5.00% in the first year    1.00% in the first
(as a percentage of the lesser of original purchase                            declining to 1.00% in      year and 0.00%
price or redemption proceeds, as applicable)                                   the sixth year and         thereafter
                                                                               0.00% thereafter

ANNUAL FUND OPERATING EXPENSES(5)
  (as a percentage of average net assets)
Management Fees...........................................        0.75%                0.75 %             0.75%
12b-1 Fees................................................        0.25%                1.00 %(6)          1.00%(6)
Other Expenses............................................        0.33%                0.45 %             0.46%
Total Fund Operating Expenses.............................        1.33%                2.20 %             2.21%

                                                                                    1        3           5         10
EXAMPLES(7)                                                                           YEAR     YEARS       YEARS     YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) a 5%
annual return and (2) redemption at the end of each period:
    Class A.....................................................................    $60       $88        $117       $200
    Class B.....................................................................    $72       $99        $138       $220
    Class C.....................................................................    $32       $69        $118       $254
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A.....................................................................    $60       $88        $117       $200
    Class B.....................................................................    $22       $69        $118       $220
    Class C.....................................................................    $22       $69        $118       $254
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) Class B shares convert tax free to Class A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter. See "How to Buy Shares."
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative Sales Options."
(4) Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See the "Alternative Sales Options" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
(5) Expense ratios shown above are for the Fund's fiscal year ended December 31, 1996. Total Fund Operating Expenses for the fiscal year ended
    December 31, 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios for Class A, B and C shares would have been 1.32%, 2.18% and 2.20%, respectively.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. (the "NASD").
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.
* The Fund also offers Class Y shares which bear no distribution or shareholder servicing expenses. Class Y shares are only available to certain investors. See "Fund Shares."

                              FINANCIAL HIGHLIGHTS
                              KEYSTONE OMEGA FUND
                                 CLASS A SHARES

                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund. The financial highlights for the years ended December 31, 1989 through December 31, 1996 have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for each of the years in the two-year period ended December 31, 1988 were audited by other auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                     YEAR ENDED DECEMBER 31,

                                 1996       1995      1994      1993     1992(B)    1991      1990      1989      1988       1987
NET ASSET VALUE BEGINNING OF
  YEAR.......................  $19.56     $15.54     $17.11    $15.84    $17.68    $13.37    $16.03    $13.66    $12.08     $13.44
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss).....................  (0.06)      0.00       0.04      (0.07)     0.00      (0.04)    0.11      0.17      0.30(d)    0.02
Net realized and unrealized
  gain (loss) on investment
  transactions...............  2.15       5.58       (1.00)      3.07      0.39      6.92      (0.39)    4.30      1.40       1.11
  Total from investment
    operations...............  2.09       5.58       (0.96)      3.00      0.39      6.88      (0.28)    4.47      1.70       1.13
LESS DISTRIBUTIONS FROM
Net investment income........  0.00       0.00        0.00       0.00      0.00     (0.02)     (0.25)   (0.20)    (0.12)     (0.24)
In excess of net investment
  income.....................  0.00       0.00        0.00       0.00      0.00     (0.05)     (0.04)    0.00      0.00       0.00
Net realized gain on
  investment transactions.... (2.13)     (1.56)      (0.61)     (1.73)    (2.23)    (2.50)     (2.09)   (1.90)     0.00      (2.25)
  Total distributions........ (2.13)     (1.56)      (0.61)     (1.73)    (2.23)    (2.57)     (2.38)   (2.10)    (0.12)     (2.49)
NET ASSET VALUE END OF
  YEAR.......................  $19.52     $19.56     $15.54    $17.11    $15.84    $17.68    $13.37    $16.03    $13.66     $12.08
TOTAL RETURN (a).............  11.31%     36.94%     (5.66%)   19.33%    4.00%     54.49%    (2.38%)   33.05%    14.05%     8.27%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses.............  1.33%(c)   1.38%(c)   1.41%     1.51%     1.52%     1.57%     1.73%     1.84%     1.78%      1.99%
  Net investment income
    (loss)...................  (0.29%)    0.00%      0.27%     (0.48%)   (0.01%)   (0.31%)   0.70%     1.03%     2.22%      0.13%
Portfolio turnover rate......   173%       159%      137%      162%      176%      115%      108%       77%       84%       106%
Average commission rate
  paid.......................  $0.0621     N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A        N/A
NET ASSETS END OF YEAR
  (THOUSANDS)................  $154,825   $135,079   $99,569   $90,404   $73,144   $58,671   $38,531   $39,682   $33,951    $30,246

(a) Excluding applicable sales charges.
(b) Calculated on average shares outstanding.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.32% and 1.37% for the years ended December 31, 1996 and 1995, respectively.
(d) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

                              FINANCIAL HIGHLIGHTS

                              KEYSTONE OMEGA FUND
                                 CLASS B SHARES

                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                  AUGUST 2, 1993
                                                                                                     (DATE OF
                                                                                                     INITIAL
                                                                                                      PUBLIC
                                                                                                   OFFERING) TO
                                                                   YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                                 1996       1995        1994           1993
NET ASSET VALUE BEGINNING OF YEAR............................   $19.10     $15.34      $17.06        $17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss..........................................    (0.17)     (0.09)      (0.06)        (0.05)
Net realized and unrealized gain (loss) on investment
  transactions...............................................     2.03       5.41       (1.05)         1.55
  Total from investment operations...........................     1.86       5.32       (1.11)         1.50
LESS DISTRIBUTIONS FROM
Net realized gain on investment transactions.................    (2.13)     (1.56)      (0.61)        (1.73)
  Total distributions........................................    (2.13)     (1.56)      (0.61)        (1.73)
NET ASSET VALUE END OF YEAR..................................   $18.83     $19.10      $15.34        $17.06
TOTAL RETURN (b).............................................    10.31%     35.70%      (6.57%)        9.02%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses.............................................    2.20%(c)   2.29%(c)     2.30%       2.57%(a)
  Net investment loss........................................   (1.15%)    (0.94%)      (0.58%)     (1.73%)(a)
Portfolio turnover rate......................................   173%       159%         137%        162%(a)
Average commission rate paid.................................   $0.0621    N/A          N/A         N/A
NET ASSETS END OF YEAR (THOUSANDS)...........................   $89,921    $71,636      $32,266     $7,423

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.18% and 2.27% for the years ended December 31, 1996 and 1995, respectively.

                              FINANCIAL HIGHLIGHTS

                              KEYSTONE OMEGA FUND
                                 CLASS C SHARES

                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                  AUGUST 2, 1993
                                                                                                     (DATE OF
                                                                                                     INITIAL
                                                                                                      PUBLIC
                                                                                                   OFFERING) TO
                                                                  YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                                               1996         1995         1994          1993
NET ASSET VALUE BEGINNING OF YEAR..........................   $19.13       $15.37       $17.09       $17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss........................................   (0.18)        (0.13)       (0.07)       (0.06)
Net realized and unrealized gain (loss) on investment
  transactions.............................................    2.04          5.45        (1.04)       1.59
  Total from investment operations.........................    1.86          5.32        (1.11)       1.53
LESS DISTRIBUTIONS FROM
Net realized gain on investment transactions...............   (2.13)       (1.56)        (0.61)       (1.73)
  Total distributions......................................   (2.13)       (1.56)        (0.61)       (1.73)
NET ASSET VALUE END OF YEAR................................   $18.86       $19.13       $15.37        $17.09
TOTAL RETURN (b)...........................................   10.29%       35.62%       (6.56%)         9.20%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses...........................................   2.21%(c)     2.30%(c)     2.30%       2.48%(a)
  Net investment loss......................................   (1.17%)      (0.91%)     (0.63%)     (1.64%)(a)
Portfolio turnover rate....................................   173%         159%        137%        162%(a)
Average commission rate paid...............................   $0.0621      N/A          N/A            N/A
NET ASSETS END OF YEAR (THOUSANDS).........................   $17,628      $13,963      $9,900       $3,620

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.20% and 2.29% for the years ended December 31, 1996 and 1995, respectively.

THE FUND

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust and was incorporated on February 8, 1968. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Fund seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  The Fund's investment objective is non-fundamental and may be changed without the vote of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS

  The Fund pursues its investment objective by employing the techniques of the fully-managed investment concept, meaning that Keystone will continuously review both individual securities and relevant general conditions. Whenever, in the opinion of Keystone, a security no longer seems to have the required characteristics, an anticipated level of performance has been achieved, or other securities present relatively greater opportunities for realizing the Fund's objective, appropriate changes will be made in the Fund's portfolio.
The Fund's equity position will be changed as Keystone changes its evaluation of trends in general securities price levels. Portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions.

  Although the Fund invests predominantly in equity securities of United States ("U.S.") corporations, in pursuing its objective, the Fund may also invest up to 25% of its assets in foreign securities issued by issuers located in developed countries as well as emerging market countries, including certain formerly communist countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development.

OTHER ELIGIBLE INVESTMENTS

  When Keystone deems it advisable, the Fund may, for temporary defensive purposes, invest without limit in investment grade bonds or debentures rated by Moody's Investors Service ("Moody's") as BAA or better or by Standard & Poor's Ratings Group ("S&P") as BBB or better or those having at least similar quality in Keystone's judgment. Bonds that are rated BAA by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Under circumstances where the Fund is investing for defensive purposes, it will not be pursuing its investment objective.

  The Fund also may invest in non-convertible preferred stocks of companies considered creditworthy and able to sustain dividend payments and in short-term money market instruments maturing in one year or less. Such money market instruments may be U.S. government securities; certificates of deposit in banks considered creditworthy; or commercial paper of companies, the bonds or debentures of which are investment grade. While these securities are not without risk of price fluctuation or default, they are generally less volatile than common stock.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.

  The Fund may enter into repurchase and reverse repurchase agreements, invest in master demand notes, lend portfolio securities, purchase and sell securities and currencies on a when issued and delayed delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions and may employ new investment techniques with respect to such options. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation, and may employ new investment techniques with respect to such futures contracts and related options.

  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund intends to purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Fund's Rule 144A securities is determined by Keystone and the Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS

  The Fund has adopted the fundamental investment restrictions summarized below, which may not be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act, which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority"). These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

  Generally, the Fund may not: (1) invest more than 10% of its total assets in the securities of any one issuer (except U.S. government securities); (2) borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed one-third of the value of the Fund's total assets; and

(3) concentrate its investments in any particular industry.

  As a diversified investment company, the Fund has undertaken not to purchase a security if, as a result, more than 10% of the outstanding voting securities of any single issuer would be held by the Fund or more than 5% of its total assets would be invested in securities of any one issuer.

RISK FACTORS

GENERAL

  Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  By itself, the Fund does not constitute a balanced investment program. The Fund is best suited for investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is relatively aggressive and has the potential for significant returns. The Fund involves a high degree of risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

  Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

FUND RISKS

  Investing in common stocks, particularly those having growth characteristics, frequently involves greater risks (and possibly greater rewards) than investing in other types of securities. Common stock prices tend to be more volatile and companies having growth characteristics may sometimes be unproven.

  A need for cash due to large liquidations from the Fund when prices of common stocks are declining could result in losses to the Fund.

  Investing in the Fund involves the risk common to investing in any security, that is the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Funds' shares will change accordingly.

FOREIGN RISK

  Investing in securities of foreign issuers generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Investing in securities of issuers in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging market countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging market countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

PRICING SHARES

  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  For purposes of calculating the net asset value of a Fund share on any given day, securities traded on national securities exchanges or reported on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market are valued at the last sale price. If there were no transactions on that day, securities will be valued at the mean of the closing bid and asked prices or at such other value as shall be determined in good faith, by or under the direction of the Fund's Board of Trustees, to be the fair market value of such securities. Commercial paper is generally valued at cost, which approximates market.

  Other securities, including unlisted securities, are valued at the last reported bid price if such prices are available. Prices for such securities are considered to be unavailable if, for example, the securities are restricted securities, or if there exists a "thin market" in the securities. In such situations, the value is determined in good faith by or under the direction of the Fund's Board of Trustees.

DIVIDENDS AND TAXES

  The Fund has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending October 31 of such calendar year.

  Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared.

  If the Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income and net capital gains, if any, at least annually.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and

Class C shares bear such expenses through higher annual distribution fees, expenses attributable to Class B and Class C shares will generally be higher than those of Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Shareholders receive Fund distributions in the form of additional shares of that class of shares of the Fund upon which the distribution is based or, at the shareholder's election (which must be made before the record date for the distribution), in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains distributions are taxable as ordinary income. Net long-term gains distributions are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains distributions received.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES

BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER

  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. ("First Union Keystone"). Both Keystone and First Union Keystone are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  First Union Keystone is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of December 31, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CMG"), Keystone and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

  The Fund pays Keystone a fee for its services at the annual rates set forth below:

                                  AGGREGATE NET ASSET
MANAGEMENT                        VALUE OF THE SHARES
FEE                                   OF THE FUND
0.75% of the frst                 $ 250,000,000, plus
0.675% of the next                $ 250,000,000, plus
0.60% of the next                 $ 500,000,000, plus
0.50% of amounts over               $1,000,000,000.

Keystone's fee is computed as of the close of business each business day and payable monthly.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its "assignment" as defined in the 1940 Act.

PRINCIPAL UNDERWRITER

  Evergreen Keystone Distributor, Inc. ("EKD"), a subsidiary of The BISYS Group, Inc., which is not affiliated with First Union, is the Fund's principal underwriter (the "Principal Underwriter"). EKD replaced Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may not serve as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may not serve as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 125 W. 55th Street, New York, New York 10019.

SUB-ADMINISTRATOR

  BISYS Fund Services ("BISYS"), an affiliate of EKD, distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Fund. For its services, BISYS is entitled to receive a fee from Keystone calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by BISYS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                 AGGREGATE AVERAGE DAILY NET ASSETS
SUB-               OF MUTUAL FUNDS ADMINISTERED BY
ADMINISTRATOR     BISYS FOR WHICH ANY AFFILIATE OF
FEE               FUNB SERVES AS INVESTMENT ADVISER
   0.0100 %      on the first $7 billion
   0.0075 %      on the next $3 billion
   0.0050 %      on the next $15 billion
   0.0040 %      on assets in excess of $25 billion

  The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29.2 billion as of February 28, 1997.

PORTFOLIO MANAGER

  Maureen E. Cullinane has been the Fund's Portfolio Manager since 1989. Ms. Cullinane is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 20 years of investment experience. Beginning June 1, 1997, Warren
J. Isabelle will be the Fund's Portfolio Manager. He is the Chief Investment Officer of Equities of Keystone. Prior to joining Keystone in February, 1997, Mr. Isabelle managed the Pioneer Capital Growth Fund and the Pioneer Small Company Fund. He also served as Head of the Pioneer Special Equities Group. He has 14 years of investment experience.

FUND EXPENSES

  The Fund pays all of its expenses. In addition to the investment management and distribution plan fees discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to: fees and expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel to the Fund and its Independent

Trustees; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges, and taxes.

  For the fiscal period January 1, 1996 through December 10, 1996 the Fund paid or accrued to Keystone Management, Inc., the Fund's former investment manager, investment management and advisory services fees of $1,726,076 (0.85% of the Fund's average daily net asset value on an annualized basis). Of such amount, $1,467,165 was paid to Keystone for its services to the Fund. For the fiscal period December 11, 1996 through December 31, 1996 Keystone received $105,066 directly from the Fund pursuant to the Advisory Agreement, which represented 0.75% of the Fund's average daily net asset value.

  To the extent the Fund's advisory fee represents 0.75% of the Fund's average daily net assets, the fee is higher than that paid by most mutual funds, but is not necessarily higher than that paid by funds with objectives similar to that of the Fund.

  For the fiscal year ended December 31, 1996, the Fund paid or accrued $691,038 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") for services rendered as the Fund's transfer agent and dividend disbursing agent, and $30,154 to Keystone Investments, Inc. for certain accounting and printing expenses. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

  For the fiscal year ended December 31, 1996, including indirectly paid expenses, the Fund's Class A, Class B and Class C shares paid 1.33%, 2.20% and 2.21%, respectively, of average net assets in expenses.

SECURITIES TRANSACTIONS

  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, EKD or their affiliates.

  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER

  The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996 and 1995 were 173% and 159%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional gains and/or losses to shareholders. For further information on the tax consequences of such realized gains and/or losses, see the "Dividends and Taxes" section of this prospectus. For additional information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of

Class A shares. Payments under the Class A Distribution Plan are currently made to EKD (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to EKD (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to EKD or EKIS in the aggregate may not exceed the annual limitation referred to above.

  EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealers or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

CLASS C DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan with respect to Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to EKD (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Principal Underwriter, (1) as commissions for Class C shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to EKD or EKIS in the aggregate may not exceed the annual limitation referred to above.

  EKD generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY

  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to EKD) remaining unpaid from time to time.

  In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the

Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, EKD and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).

  Unreimbursed distribution costs at December 31, 1996 were: $2,194,528 for Class B shares purchased prior to June 1, 1995 (2.44% of net class assets of such Class B shares); $2,322,188 for Class B shares purchased on or after June 1, 1995 (2.58% of net class assets of such Class B shares); and $1,155,669 for Class C shares (6.56% of net class assets).

  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

DISTRIBUTION AGREEMENTS

  The Fund has entered into principal underwriting agreements with EKD (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Fund will compensate EKD for its services as distributor at an annual rate that may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares, 0.75% of the Fund's average daily net assets attributable to the Class B shares, subject to certain restrictions, and 0.75% of the Fund's average daily net assets attributable to the Class C shares.

  The Fund may also make payments under its Distribution Plans, in amounts of up to 0.25% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, respectively, to compensate organizations, which may include, among others, EKD and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

  The Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

  EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from the Fund ("Advances"). EKD intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In states where EKD is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are so registered.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

  EKD may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. EKD may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives. EKD and EKIS, in connection with the services they provide, may also provide additional compensation, including financial assistance, in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  EKD may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by EKD. These conditions relate to increasing sales of shares of the Evergreen Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  EKD may also pay a transaction fee (up to the level of payments allowed to broker-dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS

  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting certain payments from the Fund, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

HOW TO BUY SHARES

  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with EKD, banks, other financial intermediaries or directly through EKD. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, wiring federal funds, direct deposit or an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by EKD (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by EKD prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase must be at least $1,000, except for purchases by participants in certain retirement plans for which the minimum is waived and investments under the Systematic Investment Plan where the minimum investment amount is $25. There is no minimum for subsequent purchases. Share certificates are not issued.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus, including the right to suspend sales, and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS

  This prospectus provides information regarding the Class A, B, and C shares offered by the Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION

  With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased in an amount equal to or exceeding $1 million, other than purchases by a Chilean Investor (as defined below), without a front-end sales charge, will be subject to a CDSC during the month of purchase and the 12-month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION

  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge.

CLASS C SHARES -- LEVEL LOAD OPTION

  Class C shares are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with EKD.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, each Class B and Class C Distribution Plan provides for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to the respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, instead of spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

CLASS A SHARES

  Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                                                              AS A % OF         CONCESSION TO
                                                                                   AS A %    NET AMOUNT     DEALERS AS A % OF
AMOUNT OF PURCHASE                                                      OF OFFERING PRICE     INVESTED*        OFFERING PRICE
Less than $50,000...................................................                4.75%         4.99%                 4.25%
$50,000 but less than $100,000......................................                4.50%         4.71%                 4.25%
$100,000 but less than $250,000.....................................                3.75%         3.90%                 3.25%
$250,000 but less than $500,000.....................................                2.50%         2.56%                 2.00%
$500,000 but less than $1,000,000...................................                2.00%         2.04%                 1.75%

*Rounded to the nearest one-hundredth percent.

   Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will each be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Fund.

  With respect to purchases of the Fund's Class A shares in the amount of $1 million or more, EKD will pay broker-dealers or others concessions at the following rates: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999. Upon redemption within one year of purchases by a Chilean insurance company, mutual fund or retirement plan (a "Chilean Investor") in the amount of $1,000,000 or more of any shares upon which was based the payment in full of a concession at the time of purchase, a pro-rata portion of such concession shall be returned to EKD.

  With respect to purchases of the Fund's Class A shares made by Qualifying Plans and Educational TSA Plans, EKD will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

  Purchases of the Fund's Class A shares in the amount of $1 million or more, other than purchases by a Chilean Investor, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

  The sales charge is paid to EKD, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  Upon written notice to broker-dealers with whom it has dealer agreements, EKD may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with EKD. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Evergreen Keystone Funds. See Exhibit A to this prospectus.

  Upon prior notification to EKD, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either
(1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

  Upon prior notification to EKD, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES

  Class B shares are offered at net asset value, without an initial sales charge. The Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                  CDSC
REDEMPTION TIMING                                IMPOSED
Month of purchase and the first twelve-month
  period following the month of purchase......     5.00%
Second twelve-month period following the month
  of purchase.................................     4.00%
Third twelve-month period following the month
  of purchase.................................     3.00%
Fourth twelve-month period following the month
  of purchase.................................     3.00%
Fifth twelve-month period following the month
  of purchase.................................     2.00%
Sixth twelve-month period following the month
  of purchase.................................     1.00%

No CDSC is imposed on amounts redeemed thereafter.

  When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by EKD or its predecessor. Amounts received by EKD or its predecessor under the Class B Distribution Plans are reduced by CDSCs retained by EKD or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges."

  Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without the imposition of a front-end sales charge. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.

CLASS C SHARES

  Class C shares are offered only through broker-dealers who have special distribution agreements with EKD. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by EKD or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges."

CONTINGENT DEFERRED SALES CHARGE
   AND WAIVER OF SALES CHARGES

  Any CDSC imposed upon the redemption of Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net asset value at the time of purchase of such shares.

  No CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase; (4) Class B shares held for more than 72 months after the month of purchase; or (5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000;
(5) automatic withdrawals under a Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, EKD and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with EKD; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.

HOW TO REDEEM SHARES

  You may redeem (i.e., sell) Fund shares for cash at their net redemption value by writing to the Fund, c/o Evergreen Keystone Service Company, Box 2121, Boston, Massachusetts 02106-2121, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. EKD, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If EKD has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. EKD charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by the Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS

  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request. Written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth above.

SMALL ACCOUNTS

  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL

  The Fund reserves the right, at any time, to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor EKD assumes responsibility for the authenticity of any instructions received by any of them from a shareholder over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. Neither the Fund, EKSC, nor EKD will be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES

  Details on all shareholder services may be obtained by writing to EKSC or calling toll free 1-800-343-2898. As of May 5, 1997, the following shareholder services will be available.

EVERGREEN KEYSTONE EXPRESS LINE

  The Evergreen Keystone Express Line offers you specific fund account information, price, and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES

  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Evergreen Keystone funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Evergreen Keystone funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Evergreen Keystone funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Evergreen Keystone funds and Class C shares of KLT.

  The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

  (1) Class A shares acquired without a front-end sales charge,

  (2) Class B shares that have been held for less than 72 months after the month of purchase, or

  (3) Class C shares that have been held for less than one year after the month of purchase,

and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange some or all of your shares of the same class for another Evergreen Keystone fund through your broker-dealer, by calling or writing to EKSC or by using the Evergreen Keystone Express Line. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for any exchange, upon notice to shareholders pursuant to applicable law.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. Eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. Eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for any exchange, upon notice to shareholders pursuant to applicable law.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

SYSTEMATIC INVESTMENT PLAN

  With a Systematic Investment Plan, you can automatically transfer as little as $25 from your bank account to the Evergreen Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate a Systematic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

TELEPHONE INVESTMENT PLAN

  You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

RETIREMENT PLANS

  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); SIMPIEs; 403(b)(7) Plans (TSAs); 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Pension and Target Benefit Plans and Money Purchase Plans. For details, including fees and application forms, call EKSC toll free 1-800-247-4075 or write to EKSC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

SYSTEMATIC WITHDRAWAL PLAN

  When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the application. Under this plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75 and may be as much as 1.00% per month or 3.00% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (1) the initial value of the account plus (2) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Withdrawal Plan.

AUTOMATIC REINVESTMENT PLAN

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

DOLLAR COST AVERAGING

  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund or a money market fund managed or advised by Evergreen Asset or Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING

  You may elect to have income and capital gains distributions from any class of Evergreen Keystone fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen Keystone fund. You may select this service on your application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES

  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA

  From time to time the Fund may advertise "total return" and "current yield". ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the sales charge and all recurring charges, if any, applicable to all shareholder accounts.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance information and general mutual fund industry information for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Ratings Group, Ibbotson Associates or other industry publications.

FUND SHARES

  The Fund currently issues Class A, B, C and Y shares, which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses, from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan, if any; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Class Y shares bear no distribution or shareholder servicing expenses. Class Y shares are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund managed by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                        ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF
UNITED STATES BANKS

  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements; i.e., the Fund purchases a security subject to its obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The resale price is based on the purchase price plus an agreed upon market rate of interest that is

                                      (i)
unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily. The Fund may enter into such agreements only with respect to U.S. government securities. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings. Therefore, it is the policy of the Fund to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by Keystone.

REVERSE REPURCHASE AGREEMENTS

  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that a fully secured or collateralized reverse repurchase agreement is not subject to the percentage limitation on borrowings imposed under Section 18 of the 1940 Act.

FOREIGN SECURITIES

  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of

                                      (ii)
withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.

"WHEN ISSUED" SECURITIES

  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT SALES

  The Fund may make short sales of securities "against the box." A short sale involves the borrowing of a security, which must eventually be returned to the lender. A short sale is "against the box" if, at all times when the short position is open, the Fund owns the securities sold short or owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities identical to the securities sold short. Short sales against the box are used to defer recognition of gains or losses or in order to receive a portion of the interest earned by the executing broker from the proceeds of such sale. The proceeds of a short sale are held by the broker until the settlement date when the Fund delivers the security or convertible security to close out its short position. Although prior to such delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities convertible into the securities sold short plus a portion of the interest earned from the proceeds of the short sale. The Fund will not make short sales of securities subject to outstanding call options written by it. The Fund will segregate the securities sold short or appropriate convertible securities in a special account with the Fund's custodian in connection with its short sales "against the box."

CONVERTIBLE SECURITIES

  The Fund may invest in convertible securities. These securities, which include bonds, debentures, corporate notes, preferred stocks and other securities, are securities that the holder can convert into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than a corporation's common stock. The value of a convertible security is a function of its investment value (its market worth without a conversion privilege) and its conversion value (its market worth if exchanged). If a convertible security's investment value is greater than its conversion value, its price primarily will reflect its investment value and will tend to vary inversely with interest rates (the issuer's creditworthiness and other factors also may affect its value). If a convertible security's conversion value is greater than its investment value, its price will tend to be higher than

                                     (iii)
its conversion value and it will tend to fluctuate directly with the price of the underlying equity security.

DERIVATIVES

  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes, although the Fund generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

(Bullet) Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

(Bullet) Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to

                                      (iv)
         forecast price, interest rate or currency exchange rate movements correctly.

(Bullet) Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

(Bullet) Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

OPTIONS TRANSACTIONS

  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. No more than 25% of its net assets will be subject to covered options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities eligible for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and, correspondingly, greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option with its custodian in a segregated account.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open. By writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

PURCHASING OPTIONS. The Fund may purchase call and put options.

  The Fund would normally purchase call options to hedge against an increase in the market value of its securities. The Fund will not engage in such transactions for speculation. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction

                                      (v)
costs. Otherwise, the Fund would realize a loss on the purchase of the call option.

  The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised.

  The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefitting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities declined below the exercise price sufficiently to cover the premium and transaction costs. Otherwise, the Fund would realize a loss on the purchase of the put option.

  The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges.

FUTURES TRANSACTIONS

  The Fund may enter into futures contracts for the purchase or sale of securities or currency or futures contracts based on stock indices and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund may enter into other types of futures contracts that may become available and relate to the securities held by the Fund. The Fund will enter into futures contracts in order to hedge against changes in securities prices. A futures contract is an agreement to buy or sell securities or currencies at a specified price during a designated month. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund would sell futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract were purchased by the Fund, the value of the contract

                                      (vi)
would tend to rise when the value of the underlying securities increased and to fall when the value of such securities declined. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund may also purchase put and call options on securities and currency futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may write (sell) put and call options on futures contracts for hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Fund to manage market risk, unanticipated changes in market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts market price movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures and options positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. In addition, the Fund's activities in futures contracts may be limited by

                                     (vii)
the requirements of the Internal Revenue Code for qualification as a regulated investment company.

FOREIGN CURRENCY TRANSACTIONS

  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

ZERO COUPON BONDS

  A zero coupon (interest) "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. These bonds mature on the payment dates of the interest on principal which they represent. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bond (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns coupon bonds and coupon zero bonds representing separate interests in the coupon (interest) payments and the principal payments from the same underlying issue of securities, a special basis

                                     (viii)
allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

  If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and the interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

LOANS OF SECURITIES

  The Fund may lend its securities to brokers and dealers or other institutional borrowers for use in connection with their short sales, arbitrages or other securities transactions. Such loan transactions afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it to secure the loan. Loans of portfolio securities will be made (if at all) in strict conformity with applicable federal and state rules and regulations. There may be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially. Therefore, loans will be made only to firms deemed by Keystone to be of good standing and will not be made unless, in the judgment of Keystone, the consideration to be earned from such loans justifies the risk.

  The Fund understands that it is the current view of the staff of the Securities and Exchange Commission that it is permitted to engage in loan transactions only if it meets the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in the securities' market values; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the securities occurs, the Fund must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding Items (1) and
(2), these procedures may be amended from time to time, as regulatory policies may permit, by the Fund's Board of Trustees without shareholder approval. Such loans may not exceed 25% of the Fund's total assets.

                                      (ix)

                                                                       EXHIBIT A

                              REDUCED SALES CHARGES

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Evergreen Keystone funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term
"Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION

  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Evergreen Keystone funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge Schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to EKD any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by EKD or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform EKD or EKSC that a Letter of Intent is in effect each time a purchase is made.

                                 KEYSTONE AMERICA
                                  FUND FAMILY
                             (diamond appears here)
                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II

                                     KEYSTONE
                                   OMEGA FUND

(Evergreen Keystone Funds Logo)         (Evergreen Keystone Funds Logo)

Evergreen Keystone Distributor, Inc.
125 W. 55th Street
New York, New York 10019
                                 (Recycle logo)
                                 PROSPECTUS AND
                                  APPLICATION

KEYSTONE OMEGA FUND
PROSPECTUS APRIL 30, 1997

CLASS Y

  Keystone Omega Fund (the "Fund") is a mutual fund that seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  This prospectus provides information regarding the Class Y shares offered by the Fund. Information on share classes may be found in the "Fund Shares" section of this prospectus.

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated April 30, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

KEYSTONE OMEGA FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS

                                                    Page
Expense Information                                    2
Financial Highlights                                   3
The Fund                                               6
Investment Objective and Policies                      6
Investment Restrictions                                7
Risk Factors                                           8
Pricing Shares                                         9
Dividends and Taxes                                    9
Fund Management and Expenses                          10
How to Buy Shares                                     13
How to Redeem Shares                                  14
Shareholder Services                                  16
Performance Data                                      18
Fund Shares                                           18
Additional Information                                19
Additional Investment Information                    (i)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              EXPENSE INFORMATION
                              KEYSTONE OMEGA FUND

     The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in Class Y shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; and "Shareholder Services."

                                                                                                          CLASS Y SHARES
                                                                                                             NO LOAD
SHAREHOLDER TRANSACTION EXPENSES                                                                             OPTION(1)
Maximum Sales Charge Imposed on Purchases..............................................................        None
  (as a percentage of offering price)
Deferred Sales Charge..................................................................................        None
  (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets)
Management Fees........................................................................................        0.75%
12b-1 Fees.............................................................................................        None
Other Expenses.........................................................................................        0.43%
Total Fund Operating Expenses..........................................................................        1.18%

EXAMPLES(3)                                                                                        1 YEAR            3 YEARS
You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each period:
  Class Y.....................................................................................    $ 12               $37
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
  Class Y.....................................................................................    $ 12               $37

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) Class Y shares are only available to certain investors through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter. See "How to Buy Shares."
(2) Expense ratio shown above is estimated for the Fund's fiscal year ending December 31, 1997. The Fund also offers Class A, B and C shares which have different expenses and sales charges.
(3) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS
                              KEYSTONE OMEGA FUND
                                 CLASS A SHARES

                 (For a Share outstanding throughout each year)

     The following table contains important financial information relating to the Fund. The financial highlights for the years ended December 31, 1989 through December 31, 1996 have been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The financial highlights for each of the years in the two-year period ended December 31, 1988 were audited by other auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report have been incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.


                                                                     YEAR ENDED DECEMBER 31,

                                 1996       1995      1994      1993     1992(b)    1991      1990      1989      1988       1987
NET ASSET VALUE BEGINNING OF
  YEAR.......................  $  19.56   $  15.54   $ 17.11   $ 15.84   $ 17.68   $ 13.37   $ 16.03   $ 13.66   $ 12.08    $ 13.44
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss).....................     (0.06)      0.00      0.04     (0.07)     0.00     (0.04)     0.11      0.17      0.30(d)    0.02
Net realized and unrealized
  gain (loss) on investment
  transactions...............      2.15       5.58     (1.00)     3.07      0.39      6.92     (0.39)     4.30      1.40       1.11
  Total from investment
    operations...............      2.09       5.58     (0.96)     3.00      0.39      6.88     (0.28)     4.47      1.70       1.13
LESS DISTRIBUTIONS FROM
Net investment income........      0.00       0.00      0.00      0.00      0.00     (0.02)    (0.25)    (0.20)    (0.12)     (0.24)
In excess of net investment
  income.....................      0.00       0.00      0.00      0.00      0.00     (0.05)    (0.04)     0.00      0.00       0.00
Net realized gain on
  investment transactions....     (2.13)     (1.56)    (0.61)    (1.73)    (2.23)    (2.50)    (2.09)    (1.90)     0.00      (2.25)
  Total distributions........     (2.13)     (1.56)    (0.61)    (1.73)    (2.23)    (2.57)    (2.38)    (2.10)    (0.12)     (2.49)
NET ASSET VALUE END OF
  YEAR.......................  $  19.52   $  19.56   $ 15.54   $ 17.11   $ 15.84   $ 17.68   $ 13.37   $ 16.03   $ 13.66    $ 12.08
TOTAL RETURN (a).............     11.31%     36.94%    (5.66%)   19.33%     4.00%    54.49%    (2.38%)   33.05%    14.05%      8.27%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses.............      1.33%(c)   1.38%(c)  1.41%     1.51%     1.52%     1.57%     1.73%     1.84%     1.78%      1.99%
  Net investment income
    (loss)...................     (0.29%)     0.00%     0.27%    (0.48%)   (0.01%)   (0.31%)    0.70%     1.03%     2.22%      0.13%
Portfolio turnover rate......       173%       159%      137%      162%      176%      115%      108%       77%       84%       106%
Average commission rate
  paid.......................  $ 0.0621        N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A        N/A
NET ASSETS END OF YEAR
  (THOUSANDS)................  $154,825   $135,079   $99,569   $90,404   $73,144   $58,671   $38,531   $39,682   $33,951    $30,246

(a) Excluding applicable sales charges.
(b) Calculated on average shares outstanding.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.32% and 1.37% for the years ended December 31, 1996 and 1995, respectively.
(d) Includes $0.17 per share relating to a special non-recurring distribution from Inco Limited.

                              FINANCIAL HIGHLIGHTS

                              KEYSTONE OMEGA FUND
                                 CLASS B SHARES

                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report have been incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                    AUGUST 2, 1993
                                                                                                   (DATE OF INITIAL
                                                                   YEAR ENDED DECEMBER 31,        PUBLIC OFFERING) TO
                                                                 1996       1995        1994       DECEMBER 31, 1993
NET ASSET VALUE BEGINNING OF YEAR............................   $ 19.10    $ 15.34     $ 17.06          $ 17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss..........................................     (0.17)     (0.09)      (0.06)           (0.05)
Net realized and unrealized gain (loss) on investment
  transactions...............................................      2.03       5.41       (1.05)            1.55
  Total from investment operations...........................      1.86       5.32       (1.11)            1.50

LESS DISTRIBUTIONS FROM
Net realized gain on investment transactions.................     (2.13)     (1.56)      (0.61)           (1.73)
  Total distributions........................................     (2.13)     (1.56)      (0.61)           (1.73)
NET ASSET VALUE END OF YEAR..................................   $ 18.83    $ 19.10     $ 15.34          $ 17.06
TOTAL RETURN (b).............................................     10.31%     35.70%      (6.57%)           9.02%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses.............................................      2.20%(c)    2.29%(c)    2.30%           2.57%(a)
  Net investment loss........................................     (1.15%)    (0.94%)     (0.58%)          (1.73%)(a)
Portfolio turnover rate......................................       173%       159%        137%             162%(a)
Average commission rate paid.................................   $0.0621        N/A         N/A              N/A
NET ASSETS END OF YEAR (THOUSANDS)...........................   $89,921    $71,636     $32,266          $ 7,423

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.18% and 2.27% for the years ended December 31, 1996 and 1995, respectively.

                              FINANCIAL HIGHLIGHTS

                              KEYSTONE OMEGA FUND
                                 CLASS C SHARES

                 (For a share outstanding throughout each year)

     The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes and independent auditors' report have been incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                    AUGUST 2, 1993
                                                                                                   (DATE OF INITIAL
                                                                  YEAR ENDED DECEMBER 31,         PUBLIC OFFERING) TO
                                                               1996         1995         1994      DECEMBER 31, 1993
NET ASSET VALUE BEGINNING OF YEAR..........................   $ 19.13      $ 15.37      $17.09          $ 17.29
INCOME FROM INVESTMENT OPERATIONS
Net investment loss........................................     (0.18)       (0.13)      (0.07)           (0.06)
Net realized and unrealized gain (loss) on investment
  transactions.............................................      2.04         5.45       (1.04)            1.59
  Total from investment operations.........................      1.86         5.32       (1.11)            1.53
LESS DISTRIBUTIONS FROM
Net realized gain on investment transactions...............     (2.13)       (1.56)      (0.61)           (1.73)
  Total distributions......................................     (2.13)       (1.56)      (0.61)           (1.73)
NET ASSET VALUE END OF YEAR................................   $ 18.86      $ 19.13      $15.37          $ 17.09
TOTAL RETURN (b)...........................................     10.29%       35.62%      (6.56%)           9.20%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses...........................................      2.21%(c)     2.30%(c)    2.30%            2.48%(a)
  Net investment loss......................................     (1.17%)      (0.91%)     (0.63%)          (1.64%)(a)
Portfolio turnover rate....................................       173%         159%        137%             162%(a)
Average commission rate paid...............................   $0.0621          N/A         N/A              N/A
NET ASSETS END OF YEAR (THOUSANDS).........................   $17,628      $13,963      $9,900          $ 3,620

(a) Annualized.
(b) Excluding applicable sales charges.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.20% and 2.29% for the years ended December 31, 1996 and 1995, respectively.

THE FUND

  The Fund is an open-end, diversifed management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust and was incorporated on February 8, 1968. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Fund seeks maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

  The Fund's investment objective is non-fundamental and may be changed without the vote of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS

  The Fund pursues its investment objective by employing the techniques of the fully-managed investment concept, meaning that Keystone will continuously review both individual securities and relevant general conditions. Whenever, in the opinion of Keystone, a security no longer seems to have the required characteristics, an anticipated level of performance has been achieved, or other securities present relatively greater opportunities for realizing the Fund's objective, appropriate changes will be made in the Fund's portfolio. The Fund's equity position will be changed as Keystone changes its evaluation of trends in general securities price levels. Portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions.

  Although the Fund invests predominantly in equity securities of United States ("U.S.") corporations, in pursuing its objective, the Fund may also invest up to 25% of its assets in foreign securities issued by issuers located in developed countries as well as emerging market countries, including certain formerly communist countries. For this purpose, countries with emerging markets are generally those where the per capita income is in the low to middle ranges, as determined by the International Bank for Reconstruction and Development.

OTHER ELIGIBLE INVESTMENTS

  When Keystone deems it advisable, the Fund may, for temporary defensive purposes, invest without limit in investment grade bonds or debentures rated by Moody's Investors Service ("Moody's") as BAA or better or by Standard & Poor's Ratings Group ("S&P") as BBB or better or those having at least similar quality in Keystone's judgment. Bonds that are rated BAA by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Under circumstances where the Fund is investing for defensive purposes, it will not be pursuing its investment objective.

  The Fund also may invest in non-convertible preferred stocks of companies considered creditworthy and able to sustain dividend payments and in short-term money market instruments maturing in one year or less. Such money market instruments may be U.S. government securities; certifcates of deposit in banks considered creditworthy; or commercial paper of companies, the bonds or debentures of which are investment grade. While these securities are not without risk of price fluctuation or default, they are generally less volatile than common stock.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.

  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund intends to purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Fund's Rule 144A securities is determined by Keystone and the Board of Trustees monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  The Fund may enter into repurchase and reverse repurchase agreements, invest in master demand notes, lend portfolio securities, purchase and sell securities and currencies on a when-issued and delayed-delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions and may employ new investment techniques with respect to such options. The Fund may also enter into currency and other fnancial futures contracts and related options transactions for hedging purposes and not for speculation. The Fund may employ new investment techniques with respect to such futures contracts and related options.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS

   The Fund has adopted the fundamental investment restrictions summarized below, which may not be changed without the vote of a 1940 Act majority of the Fund's outstanding shares which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority"). These restrictions and certain other fundamental and nonfundamental restrictions are set forth in detail in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

  Generally, the Fund may not: (1) invest more than 10% of its total assets in the securities of any one issuer (except U.S. government securities); and (2) borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed one-third of the value of the Fund's total assets and (3) concentrate its investments in any particular industry.

  As a diversifed investment company, the Fund has undertaken not to purchase a security if, as a result, more than 10% of the outstanding voting securities of any single issuer would be held by the Fund or more than 5% of its total assets would be invested in securities of any one issuer.

RISK FACTORS

GENERAL

  Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  By itself, the Fund does not constitute a balanced investment program. The Fund is best suited for investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund which is relatively aggressive and has the potential for signifcant returns. The Fund involves a high degree of risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

   Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

FUND RISKS

  Investing in common stocks, particularly those having growth characteristics, frequently involves greater risks (and possibly greater rewards) than investing in other types of securities. Common stock prices tend to be more volatile and companies having growth characteristics may sometimes be unproven.

  A need for cash due to large liquidations from the Fund when prices of common stocks are declining could result in losses to the Fund.

  Investing in the Fund involves the risk common to investing in any security, that is the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Funds' shares will change accordingly.

FOREIGN RISK

  Investing in securities of foreign issuers generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and fnancial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Investing in securities of issuers in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging market countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging market countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

PRICING SHARES

  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  For purposes of calculating the net asset value of a Fund share on any given day, securities traded on national securities exchanges or reported on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market are valued at the last sale price. If there were no transactions on that day, securities will be valued at the mean of the closing bid and asked prices or at such other value as shall be determined in good faith, by or under the direction of the Fund's Board of Trustees, to be the fair market value of such securities. Commercial paper is generally valued at cost, which approximates market.

  Other securities, including unlisted securities, are valued at the last reported bid price if such prices are available. Prices for such securities are considered to be unavailable if, for example, the securities are restricted securities, or if there exists a "thin market" in the securities. In such situations, the value is determined in good faith by or under the direction of the Fund's Board of Trustees.

DIVIDENDS AND TAXES

  The Fund has qualifed and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifes if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fscal year. The Fund also intends to make timely distributions, if necessary, suffcient in amount to avoid the nondeductible 4% excise tax imposed on a RIC when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending October 31 of such calendar year.

  Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31, will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared.

  If the Fund qualifes as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income and net capital gains, if any, at least annually.

  Shareholders receive Fund distributions in the form of additional shares of that class of shares of the Fund upon which the distribution is based or, at the shareholder's election (which must be made before the record date for the distribution), in cash. Fund distributions in the form of additional Class Y shares are made at net asset value.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains distributions are taxable as ordinary income. Net long-term gains distributions are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains distributions received.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES

BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER

  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. ("First Union Keystone"). Both Keystone and First Union Keystone are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  First Union Keystone is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of December 31, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of fnancial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CMG"), Keystone and Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996 belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary offce space, facilities and equipment.

  The Fund currently pays Keystone a fee for its services at the annual rates set forth below:

                                  AGGREGATE NET ASSET
         MANAGEMENT               VALUE OF THE SHARES
            FEE                       OF THE FUND
0.75% of the frst              $ 250,000,000, plus
0.675% of the next             $ 250,000,000, plus
0.60% of the next              $ 500,000,000, plus
0.50% of amounts over          $1,000,000,000.

Keystone's fee is computed as of the close of business on each business day and payable monthly.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifcally approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defned in the 1940 Act) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone, or by a vote of shareholders of the

Fund. The Advisory Agreement will terminate automatically upon its "assignment" as defined in the 1940 Act.

PRINCIPAL UNDERWRITER

  Evergreen Keystone Distributor, Inc. ("EKD"), a subsidiary of The BISYS Group, Inc., which is not affliated with First Union, is the Fund's principal underwriter (the "Principal Underwriter"). EKD replaced Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may not serve as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks, such as FUNB and their affliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may not serve as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions. EKD is located at 125 W. 55th Street, New York, New York 10019.

SUB-ADMINISTRATOR

  BISYS Fund Services ("BISYS"), an affiliate of EKD, distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Fund. For its services, BISYS is entitled to receive a fee from Keystone calculated on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by BISYS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:

                  AGGREGATE AVERAGE DAILY NET ASSETS OF
SUB-             MUTUAL FUNDS ADMINISTERED BY BISYS FOR
ADMINISTRATOR     WHICH ANY AFFILIATE OF FUNB SERVES AS
FEE                        INVESTMENT ADVISER
   0.0100 %     on the first $7 billion
   0.0075 %     on the next $3 billion
   0.0050 %     on the next $15 billion
   0.0040 %     on assets in excess of $25 billion

  The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29.2 billion as of February 28, 1997.

PORTFOLIO MANAGER

  Maureen E. Cullinane has been the Fund's Portfolio Manager since 1989. Ms. Cullinane is a Keystone Senior Vice President and Senior Portfolio Manager and has more than 20 years of investment experience. Beginning June 1, 1997, Warren
J. Isabelle will be the Fund's Portfolio Manager. He is the Chief Investment Officer of Equities of Keystone. Prior to joining Keystone in February, 1997, Mr. Isabelle managed the Pioneer Capital Growth Fund and the Pioneer Small Company Fund. He also served as Head of the Pioneer Special Equities Group. He has 14 years of investment experience.

FUND EXPENSES

  The Fund pays all of its expenses. In addition to the investment management fees discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to: fees and expenses of its Independent Trustees; transfer, dividend disbursing and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel to the Fund and its Independent Trustees; fees payable to government agencies, including registration and qualifcation fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses for the Class A, B and C shares. The Fund also pays its brokerage commissions, interest charges and taxes.

  For the fiscal period January 1, 1996 through December 10, 1996 the Fund paid or accrued to Keystone Management, Inc., the Fund's former investment manager, investment management and advisory services fees of $1,726,076 (0.85% of the Fund's average daily net asset value on an annualized basis.) Of such amount, $1,467,165 was paid to Keystone for its services to the Fund. For the fiscal period December 11, 1996 through December 31, 1996, Keystone received $105,066 directly from the Fund pursuant to the Advisory Agreement, which represented 0.75% of the Fund's average daily net asset value.

  To the extent the Fund's advisory fee represents 0.75% of the Fund's average daily net assets, the fee is higher than that paid by most mutual funds, but is not necessarily higher than that paid by funds with objectives similar to that of the Fund.

  For the fscal year ended December 31, 1996, the Fund paid or accrued $691,038 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") for services rendered as the Fund's transfer agent and dividend disbursing agent, and $30,154 to Keystone Investments for certain accounting and printing expenses. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone.

  For the fiscal year ended December 31, 1996, the Fund's Class A, Class B and Class C shares paid 1.33%, 2.20% and 2.21%, respectively, of average net assets in expenses. No Class Y shares were sold during 1996, therefore the Class Y shares did not incur expenses.

SECURITIES TRANSACTIONS

  Under policies established by the Fund's Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affliated with the Fund, Keystone, EKD or their affliates.

  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER

  The Fund's portfolio turnover rates for the fscal years ended December 31, 1996 and 1995 were 173% and 159%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional gains and/or losses to shareholders. For further information on the tax consequences of such realized gains and/or losses, see the "Dividends and Taxes" section of this prospectus.

  For additional information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

  EKD may, from time to time, provide promotional incentives to certain broker-dealers whose representatives have sold or are expected to sell signifcant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. EKD may also provide written information to those broker- dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives. EKD and EKIS, in connection with the services they provide, may also provide additional compensation, including financial assistance, in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD.

  EKD may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, First Union Brokerage Services, Inc., an affliate of Keystone, that satisfy certain criteria established from time to time by EKD. These conditions relate to increasing sales of shares of the Evergreen Keystone funds over specifed periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  EKD may also pay a transaction fee (up to the level of payments allowed to broker-dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and fnancial institutions may be required to register as broker-dealers pursuant to state law.

EFFECTS OF BANKING LAWS

  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting certain payments from the Fund, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

HOW TO BUY SHARES

  Class Y shares are offered at net asset value, without a front-end or back-end sales load. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset of Purchase, New York, (2) certain institutional investors and (3) investment advisory clients of CMG, Evergreen Asset or their affliates.

  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter, banks, other financial intermediaries or directly through EKD. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, wiring federal funds, direct deposit or an electronic funds transfer ("EFT").

  Orders for the purchase of Class Y shares of the Fund will be confrmed at the public offering price which is equal to the net asset value per share next determined after receipt of the order in proper form by EKD (generally as of the close of the Exchange on that day). Orders received by broker-dealers or other frms prior to the close of the Exchange and received by EKD prior to the close of its business day will be confrmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other fnancial services frms are obligated to transmit orders promptly.

  Orders for Class Y shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price).

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase amount must be at least $1,000, except for purchases by participants in certain retirement plans for which the minimum is waived and investments under the Systematic Investment Plan where the minimum investment amount is $25. There is no minimum for subsequent purchases. Share certificates are not issued.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus, including the right to suspend sales, and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the frm from which you received this prospectus.

HOW TO REDEEM SHARES

  You may redeem (i.e., sell) Class Y shares of the Fund for cash at their net redemption value by writing to the Fund, c/o Evergreen Keystone Service Company, Box 2121, Boston, Massachusetts 02106-2121, and presenting a properly endorsed share certifcate (if certifcates have been issued) to the Fund. Your signature(s) on the written order and certifcates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. EKD, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If EKD has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. EKD charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

REDEMPTION OF SHARES IN GENERAL

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days. Any delay may be avoided by purchasing shares either with a certifed check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS

  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specifc to your account. At the conclusion of the transaction, you will be given a transaction number confrming your request. Written confrmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth above.

SMALL ACCOUNTS

  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notifed in writing and allowed 60 days to increase the value of your account to the minimum investment level.

GENERAL

  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor EKD assumes responsibility for the authenticity of any instructions received by any of them from a shareholder over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confrm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. Neither the Fund, EKSC, nor EKD will be liable when following instructions received over the Evergreen

Keystone Express Line or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES

  Details on all shareholder services may be obtained by writing to EKSC or calling toll free 1-800-343-2898. As of May 5, 1997, the following shareholder services will be available.

EVERGREEN KEYSTONE EXPRESS LINE

  The Evergreen Keystone Express Line offers you specifc fund account information, price, and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES

  If you have obtained the appropriate prospectus, you may exchange some or all of your Class Y shares of the Fund for Class Y shares of certain other Evergreen Keystone funds at net asset value through your broker-dealer, by calling or writing to EKSC or by using the Evergreen Keystone Express Line.

  Orders for exchanges received by the Fund prior to 4:00 p.m. Eastern time on any day the funds are open for business will be executed at the respective net asset values of each fund's Class Y shares determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. Eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for any exchange, upon notice to shareholders pursuant to applicable law.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than fve exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

SYSTEMATIC INVESTMENT PLAN

  With a Systematic Investment Plan, you can automatically transfer as little as $25 from your bank account to the Evergreen Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confrmation with your next account statement.

  To establish or terminate a Systematic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

TELEPHONE INVESTMENT PLAN

  You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

RETIREMENT PLANS

  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplifed Employee Pension Plans
(SEPs); SIMPIEs; 403(b)(7) Plans (TSAs); 401(k) Plans; Keogh Plans; Proft-Sharing Plans; Pension and Target Benefit Plans and Money Purchase Plans. For details, including fees and application forms, call EKSC toll free 1-800-247-4075 or write to EKSC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

SYSTEMATIC WITHDRAWAL PLAN

  When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the application. Under this plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75 and may be as much as 1.00% per month or 3.00% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of (1) the initial value of the account plus (2) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account.

AUTOMATIC REINVESTMENT PLAN

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

DOLLAR COST AVERAGING

  Through dollar cost averaging you can invest a fxed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund or a money market fund managed or advised by Keystone or Evergreen Asset. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the frst day of the designated month, an amount equal to the specifed monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

TWO DIMENSIONAL INVESTING

  You may elect to have income and capital gains distributions from any Class Y Evergreen Keystone fund shares you may own automatically invested to purchase the same class of shares of certain other Evergreen Keystone funds. You may select this service on your application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested.

OTHER SERVICES

  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA

  From time to time the Fund may advertise "total return" and "current yield". ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specifed periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance information and general mutual fund industry information for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Ratings Group, Ibbotson Associates or other industry publications.

FUND SHARES

  The Fund currently issues Class A, B, C and Y shares, which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(1) expenses related to the distribution of Class A, B and C shares, or other expenses that the Board of Trustees may designate as class expenses, from time to time, are borne solely by each class; (2) each class of shares having a Distribution Plan has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and non-assessable by the Fund.

  Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales load while Class B and Class C shares bear such expenses through a higher annual distribution fee. As a result, expenses attributable to Class B shares and Class C shares will generally be higher, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Class Y shares are not subject to a front-end sales load or a contingent deferred sales charge and pay no distribution or shareholder servicing expenses. Therefore, income distributions paid by the Fund on Class Y shares will be greater than those paid with respect to Class A, B and C shares.

  Class Y shares may be exchanged as explained under "Shareholder Services,"but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affrmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting, as prescribed by Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnifcation from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                       ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements; i.e., the Fund purchases a security subject to its obligation to resell and the seller's obligation to repurchase that security at an agreed upon price and date, such date usually being not more than seven days from the date of purchase. The

                                      (i)
resale price is based on the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement imposes an obligation on the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. The value of the underlying security is at least equal to the amount of the agreed upon resale price and marked to market daily. The Fund may enter into such agreements only with respect to U.S. government securities. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. It does not presently appear possible to eliminate all risks involved in repurchase agreements. These risks include the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings. Therefore, it is the policy of the Fund to enter into repurchase agreements only with large, well-capitalized banks that are members of the Federal Reserve System and with primary dealers in U.S. government securities (as designated by the Federal Reserve Board) whose creditworthiness has been reviewed and found satisfactory by Keystone.

REVERSE REPURCHASE AGREEMENTS

  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

FOREIGN SECURITIES

  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.

"WHEN ISSUED" SECURITIES

  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to

                                      (ii)
secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made.

  When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT SALES

  The Fund may make short sales of securities "against the box." A short sale involves the borrowing of a security, which must eventually be returned to the lender. A short sale is "against the box" if, at all times when the short position is open, the Fund owns the securities sold short or owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities identical to the securities sold short. Short sales against the box are used to defer recognition of gains or losses or in order to receive a portion of the interest earned by the executing broker from the proceeds of such sale. The proceeds of a short sale are held by the broker until the settlement date when the Fund delivers the security or convertible security to close out its short position. Although prior to such delivery the Fund will have to pay an amount equal to any dividends paid on the securities sold short, the Fund will receive the dividends from the securities convertible into the securities sold short plus a portion of the interest earned from the proceeds of the short sale. The Fund will not make short sales of securities subject to outstanding call options written by it. The Fund will segregate the securities sold short or appropriate convertible securities in a special account with the Fund's custodian in connection with its short sales "against the box."

CONVERTIBLE SECURITIES

  The Fund may invest in convertible securities. These securities, which include bonds, debentures, corporate notes, preferred stocks and other securities, are securities that the holder can convert into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than a corporation's common stock. The value of a convertible security is a function of its investment value (its market worth without a conversion privilege) and its conversion value (its market worth if exchanged). If a convertible security's investment value is greater than its conversion value, its price primarily will reflect its investment value and will tend to vary inversely with interest rates (the issuer's creditworthiness and other factors also may affect its value). If a convertible security's conversion value is greater than its investment value, its price will tend to be higher than its conversion value and it will tend to fluctuate directly with the price of the underlying equity security.

DERIVATIVES

  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to

                                     (iii)
accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes, although the Fund generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

  (Bullet) Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

  (Bullet) Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

  (Bullet) Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house

                                      (iv)
           in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  (Bullet) Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

OPTIONS TRANSACTIONS

  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. No more than 25% of its net assets will be subject to covered options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities eligible for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and, correspondingly, greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains liquid assets having a value equal to or greater than the exercise price of the option with its custodian in a segregated account.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open. By writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

PURCHASING OPTIONS. The Fund may purchase call and put options.

  The Fund would normally purchase call options to hedge against an increase in the market value of its securities. The Fund will not engage in such transactions for speculation. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize a loss on the purchase of the call option.

  The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised.

  The Fund would normally purchase put options to hedge against a decline in the market value of

                                      (v)
securities in its portfolio (protective puts) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefitting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities declined below the exercise price sufficiently to cover the premium and transaction costs. Otherwise, the Fund would realize a loss on the purchase of the put option.

  The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges.

FUTURES TRANSACTIONS

  The Fund may enter into futures contracts for the purchase or sale of securities or currency or futures contracts based on stock indices and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund may enter into other types of futures contracts that may become available and relate to the securities held by the Fund. The Fund will enter into futures contracts in order to hedge against changes in securities prices. A futures contract is an agreement to buy or sell securities or currencies at a specified price during a designated month. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund would sell futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract were purchased by the Fund, the value of the contract would tend to rise when the value of the underlying securities increased and to fall when the value of such securities declined. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund may also purchase put and call options on securities and currency futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to

                                      (vi)
assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may write (sell) put and call options on futures contracts for hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable the Fund to manage market risk, unanticipated changes in market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts market price movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures and options positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. In addition, the Fund's activities in futures contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

FOREIGN CURRENCY TRANSACTIONS

  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

                                     (vii)

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

ZERO COUPON BONDS

  A zero coupon (interest) "stripped" bond represents ownership in serially maturing interest or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. These bonds mature on the payment dates of the interest on principal which they represent. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bond (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns coupon bonds and coupon zero bonds representing separate interests in the coupon (interest) payments and the principal payments from the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

  If and when the Fund invests in zero coupon bonds, the Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Fund has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to

                                     (viii)
maturity, and the interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

LOANS OF SECURITIES

  The Fund may lend its securities to brokers and dealers or other institutional borrowers for use in connection with their short sales, arbitrages or other securities transactions. Such loan transactions afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it to secure the loan. Loans of portfolio securities will be made (if at all) in strict conformity with applicable federal and state rules and regulations. There may be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially. Therefore, loans will be made only to firms deemed by Keystone to be of good standing and will not be made unless, in the judgment of Keystone, the consideration to be earned from such loans justifies the risk.

  The Fund understands that it is the current view of the staff of the Securities and Exchange Commission that it is permitted to engage in loan transactions only if it meets the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in the securities' market values; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the securities occurs, the Fund must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund to vote proxies. Excluding Items (1) and
(2), these procedures may be amended from time to time, as regulatory policies may permit, by the Fund's Board of Trustees without shareholder approval. Such loans may not exceed 25% of the Fund's total assets.

                                      (ix)

                                 KEYSTONE AMERICA
                                  FUND FAMILY
                             (diamond appears here)
                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II

                                     KEYSTONE
                                   OMEGA FUND


(Evergreen Keystone Funds logo)    (Evergreen Keystone Funds Logo)

Evergreen Keystone Distributor, Inc.
125 W. 55th Street
New York, New York 10019
                              (recycle logo)
10M
530236

                                 PROSPECTUS AND
                                  APPLICATION
                                 Class Y Shares

                               KEYSTONE OMEGA FUND

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               KEYSTONE OMEGA FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1997



         This statement of additional information pertains to all classes of shares of Keystone Omega Fund (the "Fund"). It is not a prospectus, but relates to, and should be read in conjunction with, either the prospectus offering Class A, B and C shares dated April 30, 1997 or the separate prospectus offering Class Y shares dated April 30, 1997, as supplemented from time to time. You may obtain copies of each prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer.



                                TABLE OF CONTENTS





         The Fund..........................................2
         Service Providers.................................2
         Investment Restrictions...........................3
         Distribution and Taxes............................5
         Valuation of Securities...........................5
         Brokerage.........................................6
         Sales Charges.....................................8
         Distribution Plans...............................11
         Trustees and Officers............................14
         Investment Adviser...............................18
         Principal Underwriter............................19
         Sub-administrator................................20
         Declaration of Trust.............................21
         Expenses.........................................23
         Standardized Total Return
            and Yield Quotations..........................24
         Financial Statements.............................25
         Additional Information...........................25
         Appendix........................................A-1

                                                       19999

                                    THE FUND


         The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund's investment objective is maximum capital growth by investing in a varied portfolio consisting primarily of common stocks and securities convertible into common stocks.

         Certain information about the Fund is contained in its prospectuses. This statement of additional information ("SAI") provides additional information about the Fund that may be of interest to some investors.



                                SERVICE PROVIDERS

SERVICE                                        PROVIDER
Investment  adviser (referred to               Keystone  Investment  Management  Company,  200
Berkeley  in  this  SAI  as  "Keystone")       Street,  Boston,  Massachusetts  02116 (Keystone is a wholly-owned subsidiary of First Union Keystone, Inc. ("First
                                               Union Keystone"), also located at 200 Berkeley Street,
                                               Boston, Massachusetts 02116)

Principal underwriter (referred                Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")                       Funds Distributor, Inc.), 125 W. 55th Street, New York,
                                               New York 10019

Marketing services agent and                   Evergreen Keystone Investment Services, Inc. (formerly
predecessor to EKD (referred to                Keystone Investment Distributors Company), 200 Berkeley
in this SAI as "EKIS")                         Street, Boston, Massachusetts 02116

Sub-administrator (referred to in              BISYS Fund Services, 3435 Stelzer Road,
this SAI as "BISYS")                           Columbus, Ohio 43219

Transfer and dividend disbursing               Evergreen Keystone Service Company (formerly Keystone
agent (referred to in this SAI as              Investor Resource Center, Inc.), 200 Berkeley Street,
"EKSC")                                        Boston, Massachusetts 02116 (EKSC is a wholly-owned
                                               subsidiary of Keystone)

Independent auditors                           KPMG Peat Marwick LLP, 99 High Street, Boston,
                                               Massachusetts 02110, Certified Public Accountants

Custodian                                      State Street Bank and Trust Company, 225 Franklin Street,
                                               Boston, Massachusetts 02110

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

         The Fund may not do the following:

         (1) purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (2) make short sales of securities or maintain a short position, unless, at all times when a short position is open, it owns an equal amount of such securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 15% of the Fund's net assets (taken at market or fair value as determined by the Fund's Board of Trustees) is held as collateral for such sales at any one time (a reason for making such a sale would be to defer realization of gain or loss for federal income tax purposes);

         (3) make loans, except by the purchase of a portion of an issue of bonds, notes, debentures or other obligations publicly distributed or of a type customarily purchased by financial institutions, or by entering into loan transactions with respect to portfolio securities not in excess of 25% of the Fund's total assets (taken at current value) immediately after such transaction; the Fund will not lend any of its assets to any investment adviser or principal underwriter for the Fund or to any officer, trustee or employee of either of them or of the Fund;

         (4) borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed one-third of the value of the Fund's total assets (including all such borrowings), taken at market or other fair value;

         (5) invest more than 10% of the Fund's total assets (taken at market or fair value as determined by the Fund's Board of Trustees) in the securities of any one issuer (except United States ("U.S.") government securities);

         (6) purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the Fund's total assets taken at market value;

         (7)  purchase or sell real estate or interests in real estate;

         (8) purchase or sell commodities or commodity contracts, except that the Fund may engage in transactions in commodity futures contracts and options on commodity futures contracts, other than physical commodity futures contracts;

         (9) purchase or acquire the securities of any other investment company; except that it may make such a purchase or acquisition in the open market involving no commission or profit to a

                                                       19999
sponsor or dealer (other than the customary broker's commission); provided that, immediately after such purchase or acquisition, the Fund and any company or companies controlled by the Fund do not own in the aggregate:

         (a) more than 3% of the total outstanding voting stock of the acquired company;

         (b) securities issued by the acquired company having an aggregate value in excess of 5% Of the value of the total assets of the Fund; or

         (c) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; and provided that, immediately after such purchase or acquisition, the Fund, other investment companies having the same investment adviser, and companies controlled by the Fund and/or such investment companies do not own more than 10% of the total outstanding voting stock of any closed-end investment company so purchased or acquired;

         (10) purchase or retain the securities of any issuer if those officers and trustees of the Fund or its investment adviser owning individually more than one-half of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         (11) act as a securities underwriter, or act as a distributor of securities of which it is the issuer, except that the Fund may issue, sell and distribute securities of which it is the issuer, including additional shares of its capital stock, and may act as its own distributor of such securities to the extent that such action is not in contravention of such rules and regulations as the Securities and Exchange Commission (the "Commission") may prescribe in respect thereof, and except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 ("1933 Act") in making sales of restricted securities; or

         (12)  concentrate its investments in any particular industry.

         A borrowing limitation in excess of 5% is generally associated with a leveraged fund. The Fund anticipates borrowing only for temporary purposes. To the extent the Fund's total borrowings exceed 5%, no additional investments will be made until such borrowings are reduced to 5%.

         As a diversified investment company, the Fund has undertaken not to purchase a security if, as a result, more than 10% of the outstanding voting securities of any single issuer would be held by the Fund or more than 5% of its total assets would be invested in the securities of any one issuer.

         A purchase by the Fund of securities of other investment companies would result in a layering of expenses such that the Fund's shareholders would indirectly bear a proportionate share of the expenses of those investment companies, including operating costs, investment advisory fees and administrative fees. The Fund does not anticipate purchasing the securities of other investment companies.

         Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from changes in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.


                                                       19999

         If a percentage limit is satisfied at the time of investment, a later increase or decrease resulting from a change in asset value is not a violation of the limit.



                             DISTRIBUTIONS AND TAXES


         The Fund will make distributions to its shareholders of dividends from net investment income and net realized capital gains, if any, at least annually in shares or, at the option of the shareholder, in cash. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will have the number of distributed shares determined on the basis of the Fund's net asset value per share computed at the end of the ex-dividend date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks, as appropriate, will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of how long the shareholder has held Fund shares. If such shares are held less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.



                             VALUATION OF SECURITIES


         Current values for the Fund's portfolio securities are determined as follows:

         (1) common stock, preferred stock and other equity securities listed on the New York Stock Exchange (the "Exchange") are valued on the basis of the sale price as of 4:00 pm Eastern time on the Exchange. In the absence of any sales, such securities are valued at the last bid price;

         (2) common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is most extensively traded;


                                                       19999

         (3) common stock, preferred stock and other equity securities unlisted and quoted on the National Market System ("NMS") are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers Automated Quotation system ("NASDAQ") for securities traded in the over-the-counter market;

         (4) common stock, preferred stock and other equity securities quoted on the NASDAQ system but not listed on NMS are valued at the high or "inside" bid;

         (5) common stock, preferred stock and other equity securities not listed and not quoted on the NASDAQ system and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;

         (6) non-U.S. common stock, preferred stock and other equity securities not listed or listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Keystone;

         (7) bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Keystone;

         (8) short-term investments maturing in sixty days or less are valued at amortized cost if their original term to maturity from the date of purchase was sixty days or less, or by amortizing their value on the sixty-first day prior to maturity if their term to maturity from the date of purchase exceeds sixty days, unless the Trustees determine that such valuation does not represent fair market value;

         (9) options, futures contracts and options on futures listed or traded on a national exchange are valued at the last sale price on such exchange prior to the time of determining net asset value, or, if no sale is reported, are valued at the mean between the most recent bid and asked prices;

         (10) forward currency contracts are valued at their last sale as reported by a pricing service and, in the absence of a report, at a value determined on the basis of the underlying currency at prevailing exchange rates;

         (11) securities subject to restrictions on resale are valued at fair value at least monthly by a pricing service under the direction of the Fund's Board of Trustees; and

         (12) all other assets are valued at fair market value as determined by or under the direction of the Fund's Board of Trustees.



                                    BROKERAGE


SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:



                                                       19999

         1.       overall direct net economic result to the Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information
                 ("research services").

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such research services are generally indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such services. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         The Fund's Board of Trustees has determined that the Fund may consider sales of Fund shares when selecting brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         Generally, the Fund expects to purchase and sell its securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where it effects transactions in the over-the-counter market, the Fund will deal with primary market makers, unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a

                                                       19999
formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, EKD or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.



                                  SALES CHARGES


         The Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. (the "NASD"), paid to EKD or its predecessor. See the appropriate prospectus for additional information on a particular class.

CLASS DISTINCTIONS

CLASS A SHARES

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus for Class A, B and C shares contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares, the Fund charges a CDSC on shares redeemed as follows:

         REDEMPTION TIMING                                       CDSC RATE

         Month of purchase and the first twelve-month
              period following the month of purchase.................5.00%
         Second twelve-month
              period following the month of purchase.................4.00%
         Third twelve-month
              period following the month of purchase.................3.00%
         Fourth twelve-month
              period following the month of purchase.................3.00%
         Fifth twelve-month
              period following the month of purchase.................2.00%
         Sixth twelve-month
              period following the month of purchase.................1.00%
         Thereafter..................................................0.00%

         Class B shares purchased that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to EKSC.) See "Calculation of Contingent Deferred Sales Charge" below.

CLASS C SHARES

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EKD. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS Y SHARES

No CDSC is imposed on the redemption of Class Y shares.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at time of purchase of such shares. Upon request for redemption, the Fund will redeem shares not subject to a CDSC first. Thereafter, the Fund will redeem first shares held the longest.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES

         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Evergreen Keystone Fund. (See "Additional Information" for descriptions of the Evergreen Keystone Funds.) However, if you are exchanging shares that are still subject to a CDSC,

                                                       19999
the CDSC will carry over to the shares you acquire through the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

WAIVER OF SALES CHARGES

         The Fund may sell its shares at net asset value without an initial sales charge to:

1.       purchasers buying shares in the amount of $1 million or more;

2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisers;

4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, that place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

8. certain Directors, Trustees, officers employees of the Fund, Keystone, EKD or their affiliates and to the immediate families of such persons; or

9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund or any fund in the Evergreen Keystone Funds purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that he or she is buying the shares for investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. In addition, the Fund will not charge a CDSC on redemptions by such purchasers.






18368

WAIVER OF CDSCS

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1. an increase in the value of the shares you redeem above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

5. automatic withdrawals from the ERISA plan of a shareholder who is a least 59 1/2 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. automatic withdrawals under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8. withdrawals consisting of loan proceeds to a retirement plan participant;

9.       financial hardship withdrawals made by a retirement plan participant;

10. withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).



                               DISTRIBUTION PLANS


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule (a "Distribution Plan").

         The Fund's Class A, B and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees"). The Fund's Class Y shares have not adopted a Distribution Plan and incur no Distribution Plan expenses.

         The NASD limits the amount that the Fund may pay annually in distribution costs for sales of its shares and shareholder service fees to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such

17657
distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to EKD) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to EKD to enable EKD to pay or to have paid to others who sell Class A shares a service or other fee, at such intervals as EKD may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS

         The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; and (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and
(3) as interest.

         EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods.

         EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from the Fund ("Advances"). EKD intends to seek full reimbursements of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to EKD, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

17657

         The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and
(3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately 15 months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plans are terminated, EKD and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefitted the Fund.





17657

                              TRUSTEES AND OFFICERS


         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:           Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Professor, Finance Depart ment, George Washington
                            University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:         Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds other than Evergreen
                            Investment Trust; real estate developer and construction consultant; and President of Centrum
                            Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:      Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management
                            Corporation (investment advice).

FOSTER BAM:                 Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds other than Evergreen
                            Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                            (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd.
                            (manufacturer of office furnishings and
                            accessories), Waste Disposal Equipment Acquisition
                            Corporation and Rehabilitation Corporation of
                            America (rehabilitation hospitals).

*GEORGE S. BISSELL:         Chairman of the Board, Chief Executive Officer and
                            Trustee of the Fund; Chairman of the Board, Chief
                            Executive Officer and Trustee or Director of all other funds in the Keystone Families of Funds;
                            Chairman of the Board and Trustee of Anatolia
                            College; Trustee of University Hospital (and
                            Chairman of its Investment Committee); former
                            Director and Chairman of the Board of Hartwell
                            Keystone; and former Chairman of the Board, Director and Chief Executive Officer of Keystone Investments,
                            Inc.

EDWIN D. CAMPBELL:          Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Principal, Padanaram Associates, Inc.; and former
                            Executive Director, Coalition of Essential Schools,
                            Brown University.


17657

CHARLES F. CHAPIN:          Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds; and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:             Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee, Treasurer and Chairman of the Finance
                            Committee, Cambridge College; Chairman Emeritus and
                            Director, American Institute of Food and Wine;
                            Chairman and President, Oldways Preservation and
                            Exchange Trust (education); former Chairman of the
                            Board, Director, and Executive Vice President, The
                            London Harness Company; former Managing Partner,
                            Roscommon Capital Corp.; former Chief Executive
                            Officer, Gifford Gifts of Fine Foods; former
                            Chairman, Gifford, Drescher & Associates
                            (environmental consulting); and former Director,
                            Keystone Investments, Inc. and Keystone.

JAMES S. HOWELL:            Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Chairman and Trustee or Director of all the funds in the Evergreen Family of Funds; former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc. (food manufacturing).

LEROY KEITH, JR.:           Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Chairman of the Board and Chief Executive Officer,
                            Carson Products Company; Director of Phoenix Total
                            Return Fund and Equifax, Inc.; Trustee of Phoenix
                            Series Fund, Phoenix Multi-Portfolio Fund, and The
                            Phoenix Big Edge Series Fund; and former President,
                            Morehouse College.

F. RAY KEYSER, JR.:         Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Chairman and Of Counsel, Keyser, Crowley & Meub,
                            P.C.; Member, Governor's (VT) Council of Economic
                            Advisers; Chairman of the Board and Director,
                            Central Vermont Public Service Corporation and Lahey
                            Hitchcock Clinic; Director, Vermont Yankee Nuclear
                            Power Corporation, Grand Trunk Corporation, Grand
                            Trunk Western Railroad, Union Mutual Fire Insurance
                            Company, New England Guaranty Insurance Company,
                            Inc., and the Investment Company Institute; former
                            Director and President, Associated Industries of
                            Vermont; former Director of Keystone, Central
                            Vermont Railway, Inc., S.K.I. Ltd., and Arrow
                            Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONNELL:        Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds; and Sales Representative with Nucor-Yamoto, Inc. (steel producer).


17657

THOMAS L. MCVERRY:          Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds; former Vice President and
                            Director of Rexham Corporation; and former Director of Carolina Cooperative Federal Credit Union.

*WILLIAM WALT PETTIT:       Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:        Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds; Vice
                            Chair and former Executive Vice President, DHR
                            International, Inc. (executive recruitment); former
                            Senior Vice President, Boyden International Inc.
                            (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411
                            International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON,
III MD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Families of Funds; Trustee or Director of all the funds in the Evergreen Family of Funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:        Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Trustee or Director of all the funds in the Evergreen Family of Funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:           Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Chairman, Environmental Warranty, Inc. (insurance agency); Executive Consultant, Drake Beam Morin,
                            Inc. (executive outplacement); Director of
                            Connecticut Natural Gas Corporation, Hartford
                            Hospital, Old State House Association, Middlesex
                            Mutual Assurance Company, and Enhance Financial
                            Services, Inc.; Chairman, Board of Trustees,
                            Hartford Graduate Center; Trustee, Greater Hartford
                            YMCA; former Director, Vice Chairman and Chief
                            Investment Officer, The Travelers Corporation;
                            former Trustee, Kingswood-Oxford School; and former
                            Managing Director and Consultant, Russell Miller,
                            Inc.

ANDREW J. SIMONS:           Trustee of the Fund; Trustee or Director of all
                            other funds in the Keystone Families of Funds;
                            Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                            & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                            School of Law; and former President, Nassau County
                            Bar Association.

17657

JOHN J. PILEGGI:            President and Treasurer of the Fund; President and
                            Treasurer of all other funds in the Keystone
                            Families of Funds; President and Treasurer of all the funds in the Evergreen Family of Funds; Senior
                            Managing Director, Furman Selz LLC since 1992;
                            Managing Director from 1984 to 1992; Consultant to
                            BISYS Fund Services since 1996; 230 Park Avenue,
                            Suite 910, New York, NY.

GEORGE O. MARTINEZ:         Secretary of the Fund; Secretary of all other funds
                            in the Keystone Families of Funds; Secretary of all the funds in the Evergreen Family of Funds; Senior
                            Vice President and Director of Administration and
                            Regulatory Services, BISYS Fund Services since 1995;
                            Vice President/Assistant General Counsel, Alliance
                            Capital Management from 1988-1995; 3435 Stelzer
                            Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         The Fund does not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of Keystone or any of its affiliates. See
"Investment Adviser." During the fiscal year ended December 31, 1996, the unaffiliated Trustees received from the Fund $6,870 in retainers and fees. For the year ended December 31, 1996, aggregate compensation received by Independent Trustees on a fund complex wide basis (which includes over 30 mutual funds) was $411,000. On March 31, 1997, the Trustees and officers of the Fund beneficially owned less than 1.00% of the Fund's then outstanding shares.

         Except as set forth above, the address of the Fund's Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Set forth below for each of the Independent Trustees receiving in excess of $60,000 for the fiscal period March 1, 1996 through February 28, 1997 is the aggregate compensation paid to such Independent Trustees by the Evergreen Keystone Funds:


                                                               Total
                                    Aggregate                  Compensation
                                    Compensation               From Registrant
                                    from                       and Fund Complex
NAME                                REGISTRANT                 PD. TO TRUSTEE

James S. Howell                     $0                          $66,000
Russell A Salton, III M.D.          $0                          $61,000
Michael S. Scofield                 $0                          $61,000









17657

                               INVESTMENT ADVISER


INVESTMENT ADVISER

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of First Union Keystone, Inc., 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to First Union Keystone, Inc. (" First Union Keystone"), and indirectly each subsidiary of First Union Keystone, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union. The predecessor corporation to First Union Keystone was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneous with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, an indirectly owned subsidiary of BISYS. The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which prior to the Acquisition acted as investment manager to the Fund, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by the Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

         First Union Keystone and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, Keystone and Evergreen Asset Management Corp., a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $60 billion in assets as of December 31, 1996, belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plans;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal

17657
counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:

                                                           Aggregate Net Asset
Management                                                 Value of the Shares
FEE                                                        OF THE FUND

0.75%    of the first                                      $ 250,000,000, plus
0.675%   of the next                                       $ 250,000,000, plus
0.60%    of the next                                       $ 500,000,000, plus
0.50%    of amounts over                                   $ 1,000,000,000

         Keystone's fee is computed as of the close of business each business day and payable monthly.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.



                              PRINCIPAL UNDERWRITER



         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's Principal Underwriter. EKIS may no longer serve as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer serve as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to 0.75% of the average daily net assets of the Fund, subject to certain restrictions.

         EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that EKD will bear the expense of preparing, printing, and distributing

17657
advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, EKD or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by EKD are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and this SAI. All orders are subject to acceptance by the Fund, and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         EKD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EKD has also agreed that it will indemnify and hold harmless the Fund, and each person who has been, is or may be a Trustee or officer of the Fund, against expenses reasonably incurred by any of them in connection with any claim, action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EKD or any other person for whose acts EKD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (1) by a majority of the Independent Trustees and (2) by vote of a majority of Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if in EKD's judgment it could benefit the sales of Fund shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.



                                SUB-ADMINISTRATOR

         BISYS provides personnel to serve as officers and certain administrative services to the Fund pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives from Keystone a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by BISYS for which FUNB affiliates also serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:






17657

                           Aggregate Average Daily Net Assets Of Mutual Funds
Sub-Administrator          Administered By BISYS For Which Any Affiliate Of
Fee                        FUNB Serves As Investment Adviser
----------------------------------------------------------------------------

0.0100%                    on the first $7 billion
0.0075%                    on the next $3 billion
0.0050%                    on the next $15 billion
0.0040%                    on assets in excess of $25 billion

         The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29.2 billion as of February 28, 1997.



                              DECLARATION OF TRUST



MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated September 21, 1994 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust was filed as an exhibit to the Fund's Registration Statement. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues Class A, B, C and Y shares, and may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Fund's Board of Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.





17657

VOTING RIGHTS

         No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or fewer of the shares voting will not be able to elect any Trustees.

         After the initial meeting to elect Trustees, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when any such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.





17657

                                    EXPENSES


INVESTMENT ADVISORY FEES

         For each of the Fund's last three fiscal years, the table below lists the total dollar amounts paid by (1) the Fund to Keystone Management, Inc. ("Keystone Management"), the Fund's former investment manager, for investment management and administrative services rendered and (2) by Keystone Management to Keystone for investment advisory services rendered. For more information, see "Investment Adviser."


                                           Percent of Fund's
                    Fee Paid to Keystone   Average Net Assets    Fee Paid to
                    Management under       represented by        Keystone under
Fiscal Year Ended   the Management         Keystone              the Advisory
December 31,        Agreement              Management's Fee      Agreement
------------------  ---------------------- --------------------  ---------------
1996                $1,831,142              0.75%                $1,471,185
1995                $1,280,436              0.75%                $1,088,371
1994                $924,625                0.75%                $785,931

DISTRIBUTION PLAN EXPENSES

         Listed below are the amounts paid by each class of shares under its respective Distribution Plan to EKD and/or its predecessor for the fiscal year ended December 31, 1996. For more information, see "Distribution Plans."


                  Class B Shares Sold    Class B Shares Sold on
Class A Shares    Prior to June 1, 1995  or after June 1, 1995    Class C Shares
----------------- ---------------------- ----------------------   --------------
$186,596          $319,442               $495,535                 $168,748

UNDERWRITING COMMISSIONS

         For each of the Fund's last three fiscal years, the table below lists the aggregate dollar amounts of underwriting commissions (front-end sales charges, plus distribution fees, plus CDSCs) paid with respect to the public distribution of the Fund's shares. The table also indicates the aggregate dollar amount of underwriting commissions retained by EKD or EKIS. For more information, see "Principal Underwriter" and "Sales Charges."




17657

                                                   Aggregate Dollar Amount of
Fiscal Year Ended    Aggregate Dollar Amount of    Underwriting Commissions
December 31,         Underwriting Commissions      Retained by EKD or EKIS
-------------------  ----------------------------  ----------------------------
1996                 $983,621                      $   759,394
1995                 $548,386                      $1,167,486
1994                 $275,537                      $1,734,614


BROKERAGE COMMISSIONS


Fiscal Year Ended
December 31,                           Brokerage Commissions Paid
-------------------------              --------------------------------------
1996                                   $829,479
1995                                   $735,203
1994                                   $592,800



                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS


         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment which would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The Class A cumulative total return figures for the one, five and ten year periods ended December 31, 1996 were 6.02%, 69.99% and 321.17%, respectively (including CDSCs). The Class A one year, five year and ten year average annual total returns were 6.02%, 11.19% and 15.46%, respectively (including CDSCs).

         The Class B cumulative total return figure for the one year period ended December 31, 1996 was 5.38% (including CDSCs). The Class B average annual total returns for the one year period ended December 31, 1996 and for the period from August 2, 1993 (date of initial public offering) through December 31, 1996 were 5.38% and 12.49% (including CDSCs), respectively.

         The Class C cumulative total return figure for the one year period ended December 31, 1996 was 10.29% (including CDSCs). The Class C average annual total returns for the one year period ended December 31, 1996 and for the period from August 2, 1993 (date of initial public offering) through December 31, 1996 were 10.29% and 13.19% (including CDSCs), respectively.

17657

         The offering of Class Y shares commenced on January 1, 1997. As a result, information on Class Y shares is not applicable.



                              FINANCIAL STATEMENTS


         The following financial statements of the Fund are incorporated by reference herein from the Fund's Annual Report, as filed with the SEC:

         Schedule of Investments as of December 31, 1996;

         Financial Highlights for each of the years in the ten-year period ended December 31, 1996 for Class A shares;

         Financial Highlights for each of the years in the three-year period ended December 31, 1996 and the period from August 2, 1993 through December 31, 1993 for Class B and Class C shares;

         Statement of Assets and Liabilities as of December 31, 1996;

         Statement of Operations for the year ended December 31, 1996;

         Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996;

         Notes to Financial Statements; and

         Independent Auditors' Report dated January 31, 1997.

         A copy of the Fund's Annual Report will be furnished upon request and without charge. Requests may be made in writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.


                             ADDITIONAL INFORMATION

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the sale of securities.


                                                       17072

GENERAL

         Except as otherwise stated in its prospectuses or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectuses, this statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectuses and this statement of additional information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

         On March 31, 1997, Merrill Lynch Pierce Fenner & Smith, For Sole Benefit of its Customers Attn: Fund Administration, 4800 Deer Lake Drive, E 3rd Fl, Jacksonville, Florida 32246-6484, owned 9.51% and 27.49% respectively, of the Fund's outstanding Class B and C shares. Management does not believe that any other person beneficially owned 5% or more of the Fund's Class A, B and C shares.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Family consists of the following funds having the various investment objectives described below:

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada), and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - (Formerly Keystone Strategic Development Fund) Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.


                                                       17072

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term growth of capital by investing primarily in equity securities with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.


KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

                                    APPENDIX


                       COMMON AND PREFERRED STOCK RATINGS

A.  S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Ratings Group ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per-share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

 A+  Highest               B+  Average               C  Lowest
 A   High                  B   Below Average         D  In Reorganization
 A-  Above Average         B-  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.  MOODY'S COMMON STOCK RANKINGS

         Moody's Investors Service ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (I) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has

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                                       A-2

performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

          (1)  High Grade
          (2)  Investment Grade
          (3)  Medium Grade
          (4)  Speculative Grade

C.  MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "AAA" and "AA" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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                                       A-3

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are

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                                       A-4

outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. AAA - Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. AA - Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. BAA - Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. BA - Bonds which are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                ZERO COUPON BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to

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                                       A-5

receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.

                           PAYMENT-IN-KIND SECURITIES

         Payment-in-kind ("PIK") securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designated to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer - as with zero coupon securities - is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper and obligations issued or guaranteed

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                                       A-6

by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1, A-2 or higher by S & P, PRIME-1 or PRIME-2 by Moody's, or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.  S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.  MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;
         2)       high rates of return on funds employed;
         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.


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                                       A-7

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by non U.S. branches of foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.



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                                       A-8

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S. government

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

                               FOREIGN SECURITIES

         The Fund may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by Keystone prior to the purchase of these securities.

                              OPTIONS TRANSACTIONS

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options with respect to up to 25% of its net assets. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the

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                                       A-9

underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges") to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("OCC"), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

WRITING COVERED OPTIONS

         The Fund writes only covered options. Call and put options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.


20190

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the OCC, a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

         The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.


OPTIONS TRADING MARKETS

         Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges.

         The staff of the Securities and Exchange Commission ("SEC") currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the SEC reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

20190

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options should they commence trading on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading

20190
interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or brokers to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity

20190
specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity. The Fund has represented to the Commodity Futures Trading Commission ("CFTC") that the Fund will not enter into any futures contract or related option if, as a result, the sum of initial margin deposits on futures contracts and options and premiums paid for options the Fund purchased, after taking in account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are: The Board of Trade of the City of Chicago; the Chicago Mercantile Exchange; the International Monetary Market (a division of the Chicago Mercantile Exchange); the New York Futures Exchange; and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant (Broker) effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC and National Futures Association ("NFA").

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently stock index futures contracts can be purchased or sold on the S&P Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against

20190
changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency or other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on a currency and other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the

20190
underlying securities. Call options on financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts and premiums on options on futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge" increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

20190

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party will be unable to fulfill its obligation and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Fund will not purchase options on any futures contract unless and until it

20190
believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in foreign securities. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Fund's Board of Trustees. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss and French Francs, C$100,000 for the Canadian Dollar,

20190

Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.




20190

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.



20190

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.






20190

                                    EXHIBIT A

                                GLOSSARY OF TERMS


         CLASS OF OPTIONS.  Options covering the same underlying security.

         CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

         CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

         CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or seller by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller).

         COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security or holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or, if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the brokerdealer carrying the writer's position or holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         SECURITIES EXCHANGE. A securities exchange on which call and put options are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange; American Stock Exchange; New York Stock Exchange; Philadelphia Stock Exchange; and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange, in the Netherlands, the European Options Exchange, and in the United Kingdom, the Stock Exchange (London).

         Those issuers whose common stocks have been approved by the Exchanges as underlying securities for option transactions are published in various financial publications.

         COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which

20190

                                      A-22
is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. exchanges are as follows: The Chicago Board of Trade of the City of Chicago; Chicago Mercantile Exchange, International Monetary Market; (a division of the Chicago Mercantile Exchange); the Kansas City Board of Trade; and the New York Futures Exchange.

         EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlying security upon exercise or the holder of a put option may sell the underlying security upon exercise.

         EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

         HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

         OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from such Clearing Corporation the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. The Fund will sell ("write") and purchase puts only on U.S. Exchanges.

         OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

         PREMIUM. The price of an option agreed upon between the buyer and writer or their agents in a transaction on the floor of a Securities Exchange.

         SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

         STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

         UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.

                               KEYSTONE OMEGA FUND

                                     PART C

                                OTHER INFORMATION

Item 24.                   Financial Statements and Exhibits

Item 24 (a).               Financial Statements

     The following financial statements of the Fund are incorporated by reference from the Registrant's Annual Report previously filed with the Securities and Exchange Commission:

     Annual Financial Statements
     ---------------------------

     Schedule of Investments as of December 31, 1996;

     Financial Highlights for each of the years in the ten-year period ended December 31, 1996 for Class A shares;

     Financial Highlights for each of the years in the three-year period ended December 31, 1996 and the period from August 2, 1993 through December 31, 1993 for Class B and Class C shares;

     Statement of Assets and Liabilities as of December 31, 1996;

     Statement of Operations for the year ended December 31, 1996;

     Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 1996;

     Notes to Financial Statements; and

     Independent Auditors' Report dated January 31, 1997.

All other schedules are omitted as the required information is inapplicable.

Item 24(b)  Exhibits

(1)             Registrant's Declaration of Trust, as amended(1)

(2)             By-Laws(1)

(3)             Not applicable

(4)   (a)    Declaration of Trust, as amended Articles III, V, VI and VIII(1)
      (b)    By-Laws, Article 2(1)

(5) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company ("KIMCO")
             (the "Advisory Agreement")(3)

(6)   (a)    Form of Principal Underwriting Agreement between Registrant and
             Evergreen Keystone Distributor, Inc. ("EKD") (the "Principal
             Underwriter") for Class Y shares(3)
      (b)    Principal Underwriting Agreement between Registrant and
             EKD for Class A and C shares(3)
      (c)    Principal Underwriting Agreement with EKD for Class B-2
             Shares(3)
      (d)    Form of Dealer Agreement used by EKD(3)

(7)          Proposed Form of Deferred Compensation Plan(3)

(8)   (a)    Form of Custodian, Fund Accounting and Recordkeeping Agreement
             between Registrant and State Street Bank and Trust Company(1)
      (b)    Form of Election to become a party to the Master Transfer and
             Recordkeeping Agreement with Evergreen Keystone Service
             Company (formerly Keystone Investor Resource Center, Inc.)(2)

(9)   (a)    Form of Marketing Services Agreement between EKD and KIMCO(3)
      (b)    Form of Sub-administrator Agreement between KIMCO and BISYS
             Fund Services (the "Sub-administrator Agreement")(3)
      (c)    Form of Principal Underwriting Agreement with EKIS for Class
             A and C shares, Registrant's former principal underwriter(3)
      (d)    Principal Underwriting Agreement with EKIS for Class B-1 shares(3)
      (e)    Principal Underwriting Agreement with EKIS for Class B-2 shares(3)

(10)         Opinion and Consent of Counsel(6)

(11)         Consent of the Independent Auditors(3)

(12)         Not applicable

(13)         Not applicable

(14) Forms of model plans used in the establishment of retirement plans, in connection with which Registrant offers its securities(5)

(15)         Forms of Registrant's Class A, Class B and Class
             C Distribution Plans(2)

(16)         Schedules for the Computation of Total Return(3)

(17)         Financial Data Schedules(3)

(18)         Registrant's Multiple Class Plan, as amended(4)

(19)         Powers of Attorney(3)

(1) Filed with Post-Effective Amendment No. 24 to Registration Statement No. 2-28183/811-1600 and incorporated by reference herein.

(2) Filed with Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference herein.

(3) Filed herewith.

(4) Filed with Post-Effective Amendment No. 27 to the Registration Statement and incorporated by reference herein.

(5) Filed with Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96 and incorporated by reference herein.

(6) Filed with Registrant's most recent 24f-2 filing on February 27, 1997 and incorporated by reference herein.

Item 25.          Persons Controlled By or Under Common Control With
                  Registrant

                  Not applicable.

Item 26.  Number of Holders of Securities

                                                       Number of Record
Title of Class                                 Holders as of March 31, 1997
--------------                                 --------------------------------
   Class A                                                13,449
   Class B                                                 9,057
   Class C                                                 1,733
   Class Y                                                     1

Item 27.          Indemnification

         Provisions for the indemnification of Registrant's Trustees and officers are contained in Article VIII of Registrant's form of Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 24 as
Exhibit 24(b)(1) and is incorporated by reference herein.

         Provisions for the indemnification of Evergreen Keystone Distributor, Inc. Registrant's principal underwriter, are contained in Section 9 of the Principal Underwriting Agreements between Registrant and EKD, copies of which are filed herewith.

          Provisions for the indemnification of Keystone Investment Management Company ("KIMCO"), Registrant's investment adviser, are contained in Section 6 of the Investment Advisory and Management Agreement between Registrant and KIMCO, a copy of which is filed herewith.


Item 28. Businesses and Other Connections of Investment Adviser

         The following table lists the names of the various officers and directors of KIMCO, Registrant's investment adviser, and their respective positions. For each named individual, the table lists, for at least the past two fiscal years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Senior Vice President
Elfner, III                          the Board,                 First Union Keystone, Inc.
                                     Chief Executive            Keystone Asset Corporation
                                     Officer                  President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.


Herbert L.                         Senior Vice                None
Bishop, Jr.                         President

Donald C. Dates                    Senior Vice                None
                                    President

Gilman Gunn                        Senior Vice                None
                                    President

Edward F.                          Senior Vice                Senior Vice President:
Godfrey                                                         First Union Keystone, Inc.
                                                              Formerly Senior Vice President,
                                                              Chief Financial Officer and Treasurer:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.


Rosemary D.                        Senior Vice                Senior Vice President:
Van Antwerp                         President,                  Evergreen Keystone Service Company
                                    General Counsel             Senior Vice President and Secretary:
                                    and Secretary               Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.


J. Kevin Kenely                    Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

John D. Rogol                      Vice President             Vice President:
                                                                First Union Keystone, Inc.
                                                              Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.


John Addeo                         Vice President             None

Andrew Baldassarre                 Vice President             None

Robert K. Baumbach                 Vice President             None

David Benhaim                      Vice President             None

Donald Bisson                      Vice President             None

Liu-Er Chen                        Vice President             None

Francis X. Claro                   Vice President             None

Kristine R.                        Vice President             None
Cloyes

Christopher P.                     Senior Vice                None
Conkey                              President

J. Gary Craven                     Senior Vice                None
                                    President

Prescott Crocker                   Senior Vice                None
                                    President

Richard Cryan                      Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane                           President

Thomas Holman                      Senior Vice                None
                                    President

Betsy Hutchings                    Senior Vice                None
                                   President

Walter T.                          Senior Vice                None
McCormick                           President

George F. Wilkins                  Senior Vice                None
                                    President

George E. Dlugos                   Vice President             None

Antonio T. Docal                   Vice President             None

Dana E. Erikson                    Vice President             None

Sami J. Karam                      Vice President             None

George J. Kimball                  Vice President             None

Warren J. Isabelle                 Chief Investment           None
                                    Officer

Craig Lewis                        Vice President             None

JoAnn L. Lyndon                    Vice President             None

John C.                            Vice President             None
Madden, Jr.

Eleanor H. Marsh                   Vice President             None

James D. Medvedeff                 Vice President             None

Stanley  M. Niksa                  Vice President             None

Jonathan A. Noonan                 Vice President             None

Robert E. O'Brien                  Vice President             None

Margery C. Parker                  Vice President             None

William H. Parsons                 Vice President             None

Joyce W. Petkovich                 Vice President             None

Gary E. Pzegeo                     Vice President             None

Daniel A. Rabasco                  Vice President             None

Harlen R. Sonderling               Vice President             None

Kathy K. Wang                      Vice President             None

Judith A. Warners                  Vice President             None

Peter Willis                       Vice President             None

Richard A. Wisentaner              Vice President             None

Walter Zagrobski                   Vice President             None


     All of the officers are located at Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116.

ITEM 29.  PRINCIPAL UNDERWRITER

     Evergreen Keystone Distributor, Inc.
     The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity  Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen Virginia  Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
   Keystone Quality Bond Fund (B-1)
   Keystone Diversified Bond Fund (B-2)
   Keystone High Income Bond Fund (B-4)
   Keystone Balanced Fund (K-1)
   Keystone Strategic Growth Fund (K-2)
   Keystone Growth and Income Fund (S-1)
   Keystone Mid-Cap Growth Fund (S-3)
   Keystone Small Company Growth Fund (S-4)
   Keystone Balanced Fund II
   Keystone Capital Preservation and Income Fund
   Keystone Fund for Total Return
   Keystone Fund of the Americas
   Keystone Global Opportunities Fund
   Keystone Global Resources and Development Fund
   Keystone Government Securities Fund
   Keystone America Hartwell Emerging Growth Fund, Inc.
   Keystone Institutional Adjustable Rate Fund
   Keystone Institutional Trust
        Keystone Institutional Small Capitalization Growth Fund
   Keystone Intermediate Term Bond Fund
   Keystone International Fund Inc.
   Keystone Liquid Trust
   Keystone Omega Fund
   Keystone Precious Metals Holdings, Inc.
   Keystone Small Company Growth Fund II
   Keystone State Tax Free Fund
        Keystone New York Tax Free Fund
        Keystone Pennsylvania Tax Free Fund
        Keystone Massachusetts Tax Free Fund
        Keystone Florida Tax Free Fund
   Keystone State Tax Free Fund - Series II
        Keystone Missouri Tax Free Fund
        Keystone California Tax Free Fund
   Keystone Strategic Income Fund
   Keystone Tax Free Fund
   Keystone Tax Free Income Fund

Item 29(c). - Not applicable

Item 30. Location of Accounts and Records

         First Union Keystone, Inc.
         200 Berkeley Street
         Boston, Massachusetts 02116-5034

         State Street Bank & Trust Company
         1776 Heritage Drive
         Quincy, Massachusetts 02171

         Iron Mountain
         3431 Sharp Slot Road
         Swansea, Massachusetts 02277


Item 31. Management Services

         Not Applicable.


Item 32. Undertakings

         Upon request and without charge, Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders to each person to whom a copy of Registrant's prospectus is delivered.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and The Commonwealth of Massachusetts, on the 30th day of April, 1997.


                                         KEYSTONE OMEGA FUND

                                         By: /s/ George S. Bissell
                                             -----------------------------
                                             George S. Bissell
                                             Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April, 1997.


/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President and Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

                                        /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee


*By:/s/ Rosemary D. Van Antwerp
-----------------------------
Rosemary D. Van Antwerp
Attorney-in-Fact


** Rosemary D. Van Antwerp, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                                INDEX TO EXHIBITS

                                                                Page Number
                                                                In Sequential
Exhibit Number               Exhibit                            Numbering System
--------------               -------                            ----------------

      1              Declaration of Trust, as amended(3)

      2              By-Laws(3)

      3              Not applicable

      4   (a)        Declaration of Trust, as amended, Articles III, V, VI and
                     VIII(3)
          (b)        By-Laws, Article 2(3)

      5              Advisory Agreement(7)

      6   (a)        Form of Principal Underwriting Agreement with EKD for
                     Class Y Shares(7)
          (b)        Principal Underwriting Agreement with EKD for
                     Class A and C Shares(7)
          (c)        Principal Underwriting Agreement with EKD for
                     Class B-2 shares(7)
          (d)        Form of Dealer Agreement(7)

      7              Proposed Form of Deferred Compensation Plan(7)

      8   (a)        Form of Custodian, Fund Accounting and
                     Recordkeeping Agreement(3)
          (b)        Form of Election to become a party to
                     the Master Transfer and Recordkeeping
                     Agreement(5)

      9   (a)        Form of Marketing Services Agreement(7)
          (b)        Form of Sub-administrator Agreement(7)
          (c)        Form of Principal Underwriting Agreement with EKIS for
                     Class A and C shares(7)
          (d)        Principal Underwriting Agreement with EKIS for Class B-1
                     shares(7)
          (e)        Principal Underwriting Agreement with EKIS for Class B-2
                     shares(7)

     10              Opinion and Consent of Counsel(4)

     11              Independent Auditors' Consent(7)

     12              Not applicable

     13              Not applicable

     14              Forms of Model Retirement Plans(1)

     15              Forms of Class A, B and C Distribution Plans(5)

     16              Performance Data Schedules(7)

     17              Financial Data Schedules(7)

     18              Multiple Class Plan, as amended(6)

     19              Powers of Attorney(7)

----------------------------------

         1 Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement for Keystone Balanced Fund (K-1)
(File No. 2-10527/811-96).

         2 Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement.

         3 Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement.

         4 Incorporated herein by reference to Rule 24f-2 Notice filed February 27, 1997 to the Registration Statement.

         5 Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

         6 Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

         7 Filed herewith.